HARTFORD LIFE AND ANNUITY INSURANCE COMPANY -
SELECT DIMENSIONS LIFE
MODIFIED SINGLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
P.O. Box 2999
Hartford, CT 06104-2999
Telephone: (800) 231-5453 (Policy Owner)
         (800) 862-4397 (Account Executive)
--------------------------------------------------------------------------------

This Prospectus describes Select Dimensions Life, a modified single premium variable life insurance policy ("Policy" or "Policies") offered by Hartford Life and Annuity Insurance Company ("Hartford") to applicants age 90 and under. The Policy lets the Policy Owner pay a single premium, and subject to restrictions, additional premiums.


The Policy is a modified endowment contract for federal income tax purposes, except in certain cases described under "Federal Tax Considerations," page 23. A LOAN, DISTRIBUTION OR OTHER AMOUNT RECEIVED FROM A MODIFIED ENDOWMENT CONTRACT DURING THE LIFE OF THE INSURED WILL BE TAXED TO THE EXTENT OF ANY ACCUMULATED INCOME IN THE CONTRACT. ANY AMOUNTS THAT ARE TAXABLE WITHDRAWALS WILL BE SUBJECT TO A 10% ADDITIONAL TAX, WITH CERTAIN EXCEPTIONS.



Generally, the minimum initial premium Hartford will accept is $10,000. The initial premium will be allocated to the Money Market Portfolio. After the right to cancel period has expired, the amount so allocated will be transferred to the Portfolios specified in the Policy Owner's application. There are currently thirteen Sub-Accounts available under the Policy. Underlying investment portfolios ("Portfolios") are available through the Dean Witter Select Dimensions Investment Series. The following Portfolios are available under the
Policy: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Dean Witter Select Dimensions Investment Series.


There is no guaranteed minimum Account Value for a Policy. The Account Value of a Policy will vary up or down to reflect the investment experience of the Portfolios to which premiums have been allocated. The Policy Owner bears the investment risk for all amounts so allocated. The Policy continues in effect while the Cash Surrender Value is sufficient to pay the monthly charges under the Policy ("Deduction Amount"). The Policy may terminate if the cash surrender value is insufficient to cover a Deduction Amount, and after expiration of a specified period, no additional premium payments are made.

The Policies provide for a Face Amount, which is the minimum death benefit under the Policy. The Death Benefit may be greater than the Face Amount. The Account Value will, and under certain circumstances the Death Benefit of the Policy may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. However, while the Policy is in force, the Death Benefit will never be less than the Face Amount. At the death of the Insured, Hartford will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy.

IT MAY NOT BE ADVANTAGEOUS TO PURCHASE VARIABLE LIFE INSURANCE AS A REPLACEMENT FOR YOUR CURRENT LIFE INSURANCE OR IF YOU ALREADY OWN A VARIABLE LIFE INSURANCE POLICY.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE APPLICABLE ELIGIBLE PORTFOLIOS WHICH CONTAIN A FULL DESCRIPTION OF THOSE PORTFOLIOS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPLE AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1998

                              1   - PROSPECTUS

TABLE OF CONTENTS
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
                                                                         PAGE
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
   Special Terms                                                           3
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   Summary                                                                 4
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   Hartford Life and Annuity Insurance Company                             6
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   The Separate Account                                                    7
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     General                                                               7
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     Portfolios                                                            7
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   The Policy                                                              9
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     Application for a Policy                                              9
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     Premiums                                                              9
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     Allocation of Premiums                                                9
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     Accumulation Unit Values                                             10
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   Deductions and Charges                                                 10
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     Monthly Deductions                                                   10
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     Annual Maintenance Fee                                               11
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     Taxes Charged Against the Separate Account                           11
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     Charges Against the Portfolios                                       11
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     Contingent Deferred Sales Charge                                     11
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     Premium Tax Charge                                                   12
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   Policy Benefits and Rights                                             12
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     Death Benefit                                                        12
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     Account Value                                                        12
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     Transfer of Account Value                                            12
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     Policy Loans                                                         13
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     Amount Payable on Surrender of the Policy                            13
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     Partial Withdrawals                                                  14
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     Benefits at Maturity                                                 14
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     Lapse and Reinstatement                                              14
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     Cancellation and Exchange Rights                                     14
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     Suspension of Valuation, Payments and Transfers                      14
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   Last Survivor Policies                                                 15
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   Other Matters                                                          15
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
                                                                         PAGE
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     Voting Rights                                                        15
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     Statements to Policy Owners                                          15
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     Limit on Right to Contest                                            15
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     Misstatement as to Age and Sex                                       16
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     Payment Options                                                      16
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     Beneficiary                                                          17
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     Assignment                                                           17
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     Dividends                                                            17
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   Executive Officers and Directors                                       18
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   Distribution of the Policies                                           22
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   Safekeeping of the Separate Account's Assets                           23
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   Federal Tax Considerations                                             23
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     General                                                              23
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     Taxation of Hartford and the Separate Account                        23
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     Income Taxation of Policy Benefits                                   23
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     Last Survivor Policies                                               23
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     Modified Endowment Policies                                          24
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     Estate and Generation Skipping Taxes                                 24
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     Diversification Requirements                                         24
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     Ownership of the Assets in the Separate Account                      25
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     Life Insurance Purchased for Use in Split Dollar Arrangements        25
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     Federal Income Tax Withholding                                       25
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     Non-Individual Ownership of Policies                                 25
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     Other                                                                25
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     Life Insurance Purchases by Nonresident Aliens and Foreign
      Corporations                                                        25
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   Legal Proceedings                                                      25
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   Legal Matters                                                          26
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   Experts                                                                26
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   Registration Statement                                                 26
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   Appendix A Illustrations of Benefits                                   27
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


                THE POLICIES MAY NOT BE AVAILABLE IN ALL STATES.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

                              2   - PROSPECTUS

SPECIAL TERMS
      --------------------------------------------------------------------

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Policy.

ACCUMULATION UNIT: An accounting unit of measure used to calculate the value of a Sub-Account.

ADMINISTRATIVE OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial surrender that is not subject to the contingent deferred sales charge. This amount in any Policy Year is the greater of 10% of Premiums Paid or 100% of cumulative earnings (Account Value less premiums paid).

CASH VALUE: The Account Value less any Surrender Charge and any Unamortized Tax charge due upon surrender.

CASH SURRENDER VALUE: The Cash Value less all Indebtedness.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Account Value on the date of death multiplied by a stated percentage as specified in the Policy.

DEATH PROCEEDS: The amount that Hartford will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.

DEDUCTION AMOUNT: A deduction on the Policy Date and on each Monthly Activity Date for the cost of insurance, a tax expense charge, an administrative charge, and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the initial Face Amount is the amount shown on the Policy's Specifications page. Thereafter, the Face Amount is reduced by any partial withdrawals.


FUND: Currently, the Dean Witter Select Dimensions Investment Series.


GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.

INDEBTEDNESS: All monies owed to Hartford by the Policy Owner. These monies include all outstanding loans on the Policy, including any interest due or accrued Deduction Amount or Annual Maintenance Fee.

INSURED: The person on whose life the Policy is issued.

LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which the Deduction Amount is deducted from the Account Value of the Policy. Monthly Activity Dates occur on the same day of the month as the Policy Date.

POLICY ANNIVERSARY: The yearly anniversary of the Policy Date.

POLICY DATE: A date not later than three business days after receipt of the initial premium at Hartford's Home Office.

POLICY OWNER: The person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS: Annual periods computed from the Policy Date.


PORTFOLIOS: Currently, the portfolios of Dean Witter Select Dimensions Investment Series.


PREFERRED LOAN: The amount of the Loan Account that equals the difference between the Account Value and the total of all premiums paid under the Policy.

SEPARATE ACCOUNT: Separate Account Five, an account established by Hartford to separate the assets funding the Policies from other assets of Hartford.

SUB-ACCOUNT: The subdivisions of the Separate Account used to allocate a Policy Owner's Account Value, less Indebtedness, among the Portfolios.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

                              3   - PROSPECTUS

SUMMARY
      --------------------------------------------------------------------

THE POLICIES


The Policies are life insurance policies with death benefits, cash values, and other traditional life insurance features. The Policies are "variable." Unlike the fixed benefits of ordinary whole life insurance, the Account Value will, and the Death Benefit may, increase or decrease based on the investment experience of the Portfolios to which premiums have been allocated. The Policies are credited with units ("Accumulation Units") to calculate cash values. The Policy Owner may transfer the cash values among the Portfolios. The Policies can be issued on a single life or "last survivor" basis. For a discussion of how last survivor Policies operate differently from single life Policies, see "Last Survivor Policies," page 15.


THE SEPARATE ACCOUNT AND
THE PORTFOLIOS


Separate Account Five ("Separate Account") funds the variable life insurance Policies offered by this Prospectus. Hartford established the Separate Account pursuant to Wisconsin insurance law and organized as a unit investment trust registered under the Investment Company Act of 1940. The Policies currently offer 13 sub-accounts ("Sub-Accounts"), each investing exclusively in a Portfolio. If an initial premium is submitted with an application for a Policy, it will be allocated, within three business days of receipt at Hartford's Administrative Office, to the Money Market Portfolio. After the expiration of the right to cancel period, the values in the Money Market Portfolio will be allocated to one or more of the Portfolios as specified in the Policy Owner's application. See "The Policy -- Allocation of Premiums," page 9.



Currently, the Portfolios available under the Policies are: the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Dean Witter Select Dimensions Investment Series. Applicants should read the prospectus for the Portfolios accompanying this Prospectus in connection with the purchase of a Policy. The investment objectives of the Portfolios are as set forth in "The Separate Account," page 7.


The following table shows Annual Fund Operating Expenses:
                         ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)


                                            OTHER
                          MANAGEMENT      EXPENSES
                             FEES        (ABSENT ANY     TOTAL FUND
                         (ABSENT ANY       EXPENSE       OPERATING
                         FEE WAIVERS)  REIMBURSEMENT)   EXPENSES (1)
                         ------------  ---------------  ------------
DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES:
Money Market
 Portfolio.............       0.500%         0.050%          0.550%
North American
 Government Securities
 Portfolio.............       0.650%         0.610%          1.260%
Diversified Income
 Portfolio.............       0.400%         0.150%          0.550%
Balanced Growth
 Portfolio (2).........       0.620%         0.110%          0.730%
Utilities Portfolio....       0.650%         0.110%          0.760%
Dividend Growth
 Portfolio (3).........       0.625%         0.025%          0.650%
Value-Added Market
 Portfolio.............       0.500%         0.080%          0.580%
Growth Portfolio (2)...       0.810%         0.160%          0.970%
American Value
 Portfolio.............       0.625%         0.055%          0.680%
Mid-Cap Growth
 Portfolio (4).........       0.750%         0.370%          1.120%
Global Equity
 Portfolio.............       1.000%         0.130%          1.130%
Developing Growth
 Portfolio.............       0.500%         0.100%          0.600%
Emerging Markets
 Portfolio.............       1.250%         0.460%          1.710%


------------------------
(1) Management Fees generally represent the fees paid to the investment adviser or its affiliates for investment and adminstrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For a complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.

(2) On March 2, 1998, the Balanced Portfolio was renamed the Balanced Growth Portfolio. As of that date, its Management Fee was lowered from 0.75% to 0.60%. Also, on March 2, 1998, the Core Equity Portfolio was renamed the Growth Portfolio. As of that date, its Management Fee was lowered from 0.85% to 0.80%.


(3) On April 30, 1998, the Trustees of Dean Witter Select Dimensions Investment Series intend to amend the Investment Management Agreement such that, effective May 1, 1998, Management Fees for the Dividend Growth Portfolio


                              4   - PROSPECTUS
    will be 0.625% on assets up to $500 million, and 0.500% on assets over $500 million.



(4) The Investment Manager has undertaken to assume all expenses of the Mid-Cap Growth Portfolio and waive the compensation provided for that Portfolio in its Management Agreement with the Portfolio until such time as the Portfolio has $50 million of net assets or until July 31, 1998, whichever occurs first.


PREMIUMS

The Policy permits the Policy Owner to pay a large single premium, and subject to restrictions, additional premiums. The Policy Owner may choose a minimum initial premium of 80%, 90%, or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between the ages of 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Policy Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance policy under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

DEDUCTIONS AND CHARGES


On the Policy Date and on each Monthly Activity Date, Hartford will deduct a Deduction Amount from the Account Value. The Deduction Amount will be made pro rata respecting each Sub-Account attributable to the Policy. The Deduction Amount includes a cost of insurance charge, tax expense charge, administrative charge, and a mortality and expense risk charge. The monthly cost of insurance charge is to cover Hartford's anticipated mortality costs. In addition, Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain Policy acquisition expenses under
Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The premium tax deduction represents an average premium tax of 2.5% of premiums over ten years. Hartford will deduct from the Account Value attributable to the Separate Account a monthly administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Policies. Hartford will also deduct from the Account Value attributable to the Separate Account a monthly charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Deductions and Charges -- Monthly Deductions," page 10, and "Policy Benefits and Rights -- Lapse and Reinstatement," page 14.


The following table shows the monthly deductions discussed above:


              MONTHLY DEDUCTION AMOUNT
     (as an annual percentage of Account Value)
Cost of Insurance
 Not to exceed the guaranteed cost of
 insurance charge, see "Deductions and
 Charges -- Monthly Deductions," page 10.
Tax Expense Charge........................      0.40%
Administrative Charge.....................      0.40%
Mortality and Expense Risk Charge.........      0.90%



If the Account Value on a Policy Anniversary is less than $50,000, Hartford will deduct on such date or any surrender date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Policies. See "Deductions and Charges -- Annual Maintenance Fee," page 11.



Hartford may set up a provision for income taxes against the assets of the Separate Account. See "Deductions and Charges -- Taxes Charged Against the Separate Account," page 11 and "Federal Tax Considerations," page 23.


Applicants should review the prospectus for the Fund which accompanies this Prospectus for a description of the charges assessed against the assets of the Portfolios.

Upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed:

               CONTINGENT DEFERRED
                  SALES CHARGE
               (% of Account Value
                 attributable to
POLICY YEAR      premiums paid)
------------  ---------------------
        1                7.5%
        2                7.5%
        3                7.5%
        4                6.0%
        5                6.0%
        6                4.0%
        7                4.0%
        8                2.0%
        9                2.0%
       10+               0.0%

                              5   - PROSPECTUS

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Policies. This expense includes agents commissions, advertising and the printing of prospectuses. See "Deductions and Charges -- Contingent Deferred Sales Charge," page 11.



During the first nine Policy Years, an additional premium tax charge will be imposed on surrender or partial withdrawals at a maximum of 2.25%. See "Deductions and Charges -- Premium Tax Charge," page 12.



For a discussion of the tax consequences of surrender of the Policy or a partial surrender, see "Federal Tax Considerations," page 23.


DEATH BENEFIT


The Policies provide for a Face Amount which is the minimum Death Benefit under the Policy. The Death Benefit may be greater than the Face Amount. At the death of the Insured, Hartford will pay the Death Proceeds to the beneficiary. The Death Proceeds equal the Death Benefit less any Indebtedness under the Policy. See "Policy Benefits and Rights -- Death Benefit," page 12.


ACCOUNT VALUE


The Account Value of the Policy will increase or decrease to reflect the investment experience of the Portfolios applicable to the Policy and deductions for the monthly Deduction Amount. There is no minimum guaranteed Account Value and the Policy Owner bears the risk of the investment in the Portfolios. See "Policy Benefits and Rights -- Account Value," page 12.


POLICY LOANS

A Policy Owner may obtain two types of cash loans from Hartford. Both types of loans are secured by the Policy. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of Cash Value.

LAPSE


Under certain circumstances a Policy may terminate if the Cash Surrender Value on any Monthly Activity Date is less than the required Monthly Deduction Amount. Hartford will give wren notice to the Policy Owner and a 61-day grace period during which additional amounts may be paid to continue the Policy. See "Policy Benefits and Rights -- Policy Loans," page 13, and "Lapse and Reinstatement," page 14.


CANCELLATION AND
EXCHANGE RIGHTS

A Policy Owner has a limited right to return his or her Policy for cancellation. If the applicant returns the Policy, by mail or hand delivery, to Hartford or to the agent who sold the Policy, to be cancelled within ten days after receipt of the Policy by the Policy Owner (in certain cases, this free-look period is longer), Hartford will return to the Policy Owner within seven days thereafter the greater of the premiums paid for the Policy or the sum of (1) the Account Value on the date the returned Policy is received by Hartford or its agent and
(2) any deductions under the Policy or by the Portfolios for taxes, charges or fees.


In addition, once the Policy is in effect it may be exchanged during the first 24 months after its issuance for a permanent life insurance policy on the life of the Insured without submitting proof of insurability. See "Policy Benefits and Rights -- Cancellation and Exchange Rights," page 14.


TAX CONSEQUENCES


The current federal tax law generally excludes all death benefit payments from the gross income of the Policy beneficiary. The Policies generally will be treated as modified endowment contracts. This status does not affect the Policies' classification as life insurance, nor does it affect the exclusion of death benefit payments from gross income. HOWEVER, LOANS, DISTRIBUTIONS OR OTHER AMOUNTS RECEIVED UNDER A MODIFIED ENDOWMENT CONTRACT ARE TAXED TO THE EXTENT OF ACCUMULATED INCOME IN THE CONTRACT (GENERALLY, THE EXCESS OF ACCOUNT VALUE OVER PREMIUMS PAID) AND MAY BE SUBJECT TO A 10% PENALTY TAX. SEE "FEDERAL TAX CONSIDERATIONS," PAGE 23.


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
      --------------------------------------------------------------------

Hartford Life and Annuity Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States and the District of Columbia, except New York. Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company on January 1, 1998. Hartford was originally incorporated under the laws of Wisconsin on January 9, 1956, and was subsequently redomiciled to Connecticut. Its offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999, Hartford, CT 06104-2999. Hartford is a subsidiary of Hartford Fire Insurance Company, one of the largest multiple lines insurance carriers in the United States. Hartford is ultimately controlled by The Hartford Financial Services Group, Inc., a Delaware corporation.

Hartford is rated A+ (superior) by A.M. Best and Company, Inc., on the basis of its financial soundness and operating performance. Hartford is rated AA by Standard & Poor's and AA+ by Duff and Phelps on the basis of its claims paying

                              6   - PROSPECTUS
ability. These ratings do not apply to the investment performance of the Sub-Accounts. The ratings apply to Hartford's ability to meet its insurance obligations, including those described in this Prospectus.

THE SEPARATE ACCOUNT
      --------------------------------------------------------------------

GENERAL

Separate Account Five ("Separate Account") is a separate account of Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

PORTFOLIOS


The underlying investment for the Policies are shares of the Dean Witter Select Dimensions Investment Series, an open-end management investment company. The underlying Portfolios corresponding to each Sub-Account and their investment objectives are described below. Hartford reserves the right, subject to compliance with the law, to offer additional portfolios with differing investment objectives. The Portfolios may not be available in all states.


MONEY MARKET PORTFOLIO

Seeks high current income, preservation of capital and liquidity by investing in the following money market instruments: U.S. Government securities, obligations of U.S. regulated banks and savings institutions having total assets of more than $1 billion, or less than $1 billion if such are fully federally insured as to principal (the interest may not be insured) and high grade corporate debt obligations maturing in thirteen months or less.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

Seeks to earn a high level of current income while maintaining relatively low volatility of principal, by investing primarily in investment grade fixed-income securities issued or guaranteed by the U.S., Canadian or Mexican governments.

DIVERSIFIED INCOME PORTFOLIO

Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed-income securities. Up to one-third of the securities in which the Diversified Income Portfolio may invest will include securities rated Baa/BBB or lower. See the Special Considerations for Investments for High Yield Securities disclosed in the Funds prospectuses.

BALANCED GROWTH PORTFOLIO

Seeks to provide capital growth with reasonable current income by investing, under normal market conditions, at least 60% of its total assets in a diversified portfolio of common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock, and at least 20% of its total assets in investment grade fixed-income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities.

UTILITIES PORTFOLIO

Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed-income securities of companies in the public utilities industry.

DIVIDEND GROWTH PORTFOLIO

Seeks to provide reasonable current income and long-term growth of income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.

VALUE-ADDED MARKET PORTFOLIO

Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income, by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

GROWTH PORTFOLIO

Seeks long-term growth of capital by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies.

AMERICAN VALUE PORTFOLIO

Seeks long-term capital growth consistent with an effort to reduce volatility, by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be attractively valued given their above average relative earnings growth potential at that time.

                              7   - PROSPECTUS

MID-CAP GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).

GLOBAL EQUITY PORTFOLIO

Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies, governments and international organizations.

DEVELOPING GROWTH PORTFOLIO

Seeks long-term capital growth by investing primarily in common stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.

EMERGING MARKETS PORTFOLIO


Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging market countries. The Emerging Markets Portfolio may invest up to 35% of its total assets in high risk fixed-income securities that are rated below investment grade or are unrated (commonly referred to as "junk bonds"). See the special considerations for investments in high yield securities disclosed in the Fund prospectus.



The Portfolios are available only to serve as the underlying investment for variable annuity contracts and variable life policies. A full description of the Portfolios, including their investment objectives, policies and restrictions, risks, charges and expenses and other aspects of their operation, is contained in the accompanying Fund prospectus which should be read in conjunction with this Prospectus before investing, and in the Fund Statement of Additional Information which may be ordered without charge from the Fund.


It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously. Although Hartford and the Fund do not currently foresee any such disadvantages either to variable life insurance policy owners or variable annuity contract owners, the Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between variable life insurance Policy Owners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Fund's Board of Trustees were to conclude that separate Portfolios should be established for variable life and variable annuity separate accounts, Hartford will bear the attendant expenses.

All investment income of and other distributions to each Sub-Account of the Separate Account arising from the applicable Portfolio are reinvested in shares of that Portfolio at net asset value. The income and both realized gains or losses on the assets of each Sub-Account of the Separate Account are therefore separate and are credited to or charged against the Sub-Account, without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Portfolios in connection with premiums allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves, if any. The Portfolios are required to redeem Portfolio shares at net asset value and to make payment within seven days.

Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Sub-Accounts which fund the Policies. If shares of any of the Portfolios should no longer be available for investment, or if, in the judgment of Hartford's management, further investment in shares of any Portfolio should become inappropriate in view of the purposes of the Policies, Hartford may substitute shares of another Portfolio for shares already purchased, or to be purchased in the future, under the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Policy Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor and which may fund the Policies.

Each Portfolio is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the Fund prospectus accompanying this Prospectus.

THE INVESTMENT ADVISERS

Dean Witter InterCapital Inc. ("InterCapital"), a Delaware Corporation, whose address is Two World Trade Center, New York, New York 10048, is the Investment Manager for the Money Market Portfolio, the North American Government Securities Portfolio, the Diversified Income Portfolio, the Balanced Growth Portfolio, the Utilities Portfolio, the Dividend Growth Portfolio, the Value-Added Market Portfolio, the Growth Portfolio, the American Value Portfolio, the Mid-Cap Growth Portfolio, the Global Equity Portfolio, the Developing Growth Portfolio, and the Emerging Markets Portfolio of the Dean Witter Select Dimensions Investment Series (the "Dean Witter Portfolios"). InterCapital was incorporated in July, 1992 and is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover, Co. ("MSDWD")

                              8   - PROSPECTUS

InterCapital provides administrative services, manages the Dean Witter Portfolios' business affairs and manages the investment of the Dean Witter Portfolios' assets, including the placing of orders for the purchase and sales of portfolio securities. InterCapital has retained Dean Witter Services Company Inc., its wholly-owned subsidiary, to perform the aforementioned administrative services for the Dean Witter Portfolios. For its services, the Dean Witter Portfolios pay InterCapital a monthly fee. See the accompanying Fund prospectus for a more complete description of InterCapital and the respective fees of the Dean Witter Portfolios.


With regard to the North American Government Securities Portfolio and the Emerging Markets Portfolio, TCW Funds Management ("TCW"), under a Sub-Advisory Agreement with InterCapital, provides these Portfolios with investment advice and portfolio management, in each case subject to the overall supervision of the InterCapital. TCW's address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


THE POLICY
      --------------------------------------------------------------------

APPLICATION FOR A POLICY

Individuals wishing to purchase a Policy must submit an application to Hartford. A Policy will be issued only on the lives of insureds age 90 at the time of application and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the right to reject an application for any reason. IF AN APPLICATION FOR A POLICY IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE POLICY RATE BEING CREDITED BY HARTFORD. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

The Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date, Policy Months and Policy Years. The Policy Date may be prior to, or the same as, the date the Policy is issued ("Issue Date").

If the Coverage Amount is over then-current limits established by Hartford, the initial payment will not be accepted with the application. In other cases where Hartford receives the initial payment with the application, Hartford will provide fixed conditional insurance during underwriting according to the terms of a conditional receipt. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Policy delivery Hartford will require a sufficient payment to place the insurance in force.

PREMIUMS

The Policy permits the Policy Owner to pay a large single premium and, subject to restrictions, additional premiums. The Policy Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between ages 45 and 80 who pay an initial premium of 100% of the Guideline Single Premium (subject to then current premium limits) are eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For Policy Owners who pay an initial premium of 80% or 90% of the Guideline Single Premium or who are below age 45 or above age 80, standard underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines. Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance policy under Section 7702 of the Code. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. No premium will be accepted which does not meet the tax qualification guidelines for life insurance under the Code.

ALLOCATION OF PREMIUMS

Within three business days of receipt of a completed application and the initial premium at Hartford's Home Office, Hartford will allocate the entire premium to the Money Market Portfolio. After the expiration of the right to cancel period the Account Value in the Money Market Portfolio will be allocated among the Portfolios in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Policy Owner directs in the application. Premiums received on or after the expiration of the right to cancel period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Policy Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to the Money Market Portfolio) will be determined first by multiplying the premium by the percentage to be allocated to each Portfolio to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the payment.

                              9   - PROSPECTUS

ACCUMULATION UNIT VALUES


The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Portfolio and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Portfolio at the end of the Valuation Period (plus the per share dividends or capital gains by that Portfolio if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period. Applicants should refer to the prospectus for the Portfolios which accompanies this Prospectus for a description of how the assets of each Portfolio are valued since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Policy. See also, "Policy Benefits and Rights -- Account Value," page 12.


All valuations in connection with a Policy, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

DEDUCTIONS AND CHARGES
      --------------------------------------------------------------------

MONTHLY DEDUCTIONS


On the Policy Date, and on each Monthly Activity Date after the Policy Date, Hartford will deduct an amount ("Deduction Amount") to cover charges and expenses incurred in connection with a Policy. Each monthly Deduction Amount will be deducted pro rata from each Sub-Account attributable to the Policy such that the proportion of Account Value of the Policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. The Deduction Amount reduces the number of Accumulation Units credited to the Policy. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Policy Benefits and Rights -- Lapse and Reinstatement," page 14. The following is a summary of the monthly deductions and charges which constitute the Deduction Amount:


COST OF INSURANCE CHARGE: The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the 10th Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the table. Substandard risks will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday. The multiple will be based on the insured's substandard rating.

The Coverage Amount is first set on the Policy Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates.

The Coverage Amount may be adjusted to continue to qualify the Policies as life insurance policies under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the
Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.


Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Policy Month is $75,000. (For an explanation of the Death Benefit, see "Policy Benefits and Rights," page 12.)


                             10   - PROSPECTUS

Because the Account Value and, as a result, the Coverage Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

TAX EXPENSE CHARGE: Hartford will deduct monthly from the Account Value a tax expense charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The 0.25% premium tax deduction over ten Policy Years approximates Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Hartford for approximate expenses incurred from federal taxes under Section 848 of the Code. The federal tax deduction is a factor Hartford must use when computing the maximum sales load chargeable under Securities and Exchange Commission rules.

ADMINISTRATIVE CHARGE: Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.40%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Policies.

MORTALITY AND EXPENSE RISK CHARGE: Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford receives wren notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the contingent deferred sales charge.

ANNUAL MAINTENANCE FEE

If the Account Value on a Policy Anniversary is less than $50,000, Hartford will deduct on such date an Annual Maintenance Fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Policies. The sum of the monthly administrative charges and the Annual Maintenance Fee will not exceed the cost Hartford incurs in providing administrative services under the Policies.

TAXES CHARGED AGAINST
THE SEPARATE ACCOUNT

Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

CHARGES AGAINST THE PORTFOLIOS

The Separate Account purchases shares of the Portfolios at net asset value. The net asset value of the Portfolio shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Portfolios. These charges are described in the prospectus for the Portfolios.

CONTINGENT DEFERRED
SALES CHARGE

Upon surrender of the Policy and partial withdrawals in excess of the Annual Withdrawal Amount, a contingent deferred sales charge may be assessed:

                 CONTINGENT DEFERRED
                    SALES CHARGE
                 (% of Account Value
                   attributable to
   POLICY YEAR     premiums paid)
  -------------  -------------------
       1                7.5%
       2                7.5%
       3                7.5%
       4                6.0%
       5                6.0%
       6                4.0%
       7                4.0%
       8                2.0%
       9                2.0%
      10+               0.0%

In determining the contingent deferred sales charge and the additional premium tax charge discussed below, any surrender or partial surrender during the first ten Policy Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a withdrawal of the remaining Account Value.

The contingent deferred sales charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Policies. This expense includes agents' commissions, advertising and the printing of prospectuses.

See "Policy Benefits and Rights -- Amount Payable on Surrender of the Policy," page 13.

                             11   - PROSPECTUS

PREMIUM TAX CHARGE

During the first nine Policy Years, an additional premium tax charge will be imposed on surrender or partial withdrawals. The additional premium tax charge is shown below, as a percent of Account Value, at the end of each Policy Year:

 POLICY YEAR   RATE
-------------  -----
     1         2.50%
     2         2.25%
     3         2.00%
     4         1.75%
     5         1.50%
     6         1.25%
     7         1.00%
     8         0.75%
     9         0.50%
    10+        0.00%

After the ninth Policy Year, no additional premium tax charge will be imposed.

POLICY BENEFITS AND RIGHTS
      --------------------------------------------------------------------

DEATH BENEFIT

While in force, the Policy provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.
EXAMPLES:

                                        A         B
                                     --------  --------
Face Amount........................  $100,000  $100,000
Insured's Age......................        40        40
Account Value on Date of Death.....    46,500    34,000
Specified Percentage...............      250%      250%
Account Value on Date of Death X
 Specified Percentage..............  $116,250  $ 85,000

In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Hartford would pay to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).


All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Payment Options," page 16.


ACCOUNT VALUE

The Account Value of a Policy will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Portfolios, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.


The Account Value of a particular Policy is related to the net asset value of the Portfolios to which premiums on the Policy have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Policy in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account and then summing the result for all the Sub-Accounts credited to the Policy and the value of the Loan Account. See "The Policy -- Accumulation Unit Values," page 10.


TRANSFER OF ACCOUNT VALUE

While the Policy remains in effect and subject to Hartford's transfer rules then in effect, the Policy Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford reserves the right to restrict the number of such transfers to no more than 12 per Policy Year with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by wren request or by calling toll free 1-800-231-5453. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ

                             12   - PROSPECTUS
reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded.

It is the responsibility of the Policy Owner to verify the accuracy of all confirmations of transfers and to promptly advise Hartford of any inaccuracies within 30 days of receipt of the confirmation. Hartford will send the Policy Owner a confirmation of the transfer within five days from the date of any instruction.

Hartford may modify the right to reallocate Account Value among the Sub-Accounts if Hartford determines, in its sole discretion, that the exercise of that right by one or more Policy Owners is, or would be, to the disadvantage of other Policy Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Policy Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hartford considered to be disadvantageous to other Policy Owners.

As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request.

POLICY LOANS

While the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford ("Regular Loans" or "Preferred Loans"). Both types of loans are secured by the Policy. The aggregate loans (including the currently applied for loan) may not exceed at the time a loan is requested 90% of the Cash Value.

The loan amount will be transferred pro rata from each Sub-Account attributable to the Policy (unless the Policy Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the Policy is considered a "Preferred Loan." For exchanges which take place according to IRC Section 1035(a) that have an outstanding loan at the time of transfer, the difference between the Account Value and the total of all premiums paid under the Policy is considered a Preferred Loan. The loan interest rate that Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date. The proceeds of a loan will be delivered to the Policy Owner within seven business days of Hartford's receipt of the loan request.

If the aggregate outstanding loan(s) secured by the Policy exceeds the Account Value of the Policy less any contingent deferred sales charges and due and unpaid Deduction Amount, Hartford will give wren notice to the Policy Owner that unless Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse.


All or any part of any loan secured by a Policy may be repaid while the Policy is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Policy Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Policy will be reinstated. See "Policy Benefits and Rights -- Lapse and Reinstatement," page 14.


A loan, whether or not repaid, will have a permanent effect on the Account Value because the Loan Account does not participate in the investment results of the Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the annual interest rate for amounts held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

AMOUNT PAYABLE ON SURRENDER
OF THE POLICY

While the Policy is in effect, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the day Hartford receives the Policy Owner's wren request or the date requested by the Policy Owner whichever is later. The Cash Surrender Value equals the Account Value less any contingent deferred sales charges and additional premium tax charge and all Indebtedness. Hartford will pay the Cash Surrender Value of the Policy within seven days of receipt

                             13   - PROSPECTUS
by Hartford of the wren request or on the effective surrender date requested by the Policy Owner, whichever is later. The Policy will terminate on the date of receipt of the wren request, or the date the Policy Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Policy, see "Federal Tax Considerations," page 23.



If the Policy Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Payment Options," page 16), the contingent deferred sales charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the contingent deferred sales charge. However, the additional premium tax charge, if applicable, will be deducted from the surrender proceeds to be applied, and amounts withdrawn from Options 1, 5 or Policy Proceeds Settlement Option will be subject to the contingent deferred sales charge, if applicable.


PARTIAL SURRENDERS


While the Policy is in effect, a Policy Owner may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial withdrawal, must at least equal Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrender will be deducted pro rata from each Sub-Account, unless the Policy Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial surrender. Partial surrender in excess of the Annual Withdrawal Amount will be subject to the contingent deferred sales charge and any additional premium tax charges. See "Deductions and Charges -- Contingent Deferred Sales Charge," and "-- Premium Tax Charge," pages 11 and 12. For a discussion of the tax consequences of partial surrender, see "Federal Tax Considerations," page 23.


BENEFITS AT MATURITY


If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the Policy to Hartford, Hartford will pay to the Policy Owner the Cash Surrender Value. In such case, the Policy will terminate and Hartford will have no further obligations under the Policy. (The Maturity Date may be extended by rider where approved, but see "Income Taxation of Policy Benefits," page 23.)


LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value is insufficient to cover a Deduction Amount due on a Monthly Activity Date. Hartford will notify the Policy Owner of the deficiency in writing and will provide a 61 day period ("Grace Period") to pay an amount sufficient to cover the Deduction Amounts Due.


The Notice will indicate the amount that must be paid. The Policy will continue through the Grace Period, but if no additional premium payment is made, it will terminate at the end of the Grace Period. If the person insured under the Policy dies during the Grace Period, the Death Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due and unpaid. See "Policy Benefits and Rights -- Death Benefit," page 12.


If the Policy lapses, the Policy Owner may apply for reinstatement of the Policy by payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford will require repayment of the loan before permitting reinstatement. In addition, Hartford reserves the right to require evidence of insurability satisfactory to Hartford.

CANCELLATION AND
EXCHANGE RIGHTS

An applicant has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Hartford or to the agent who sold the Policy, to be cancelled within ten days after receipt of the Policy by the Policy Owner (a longer free-look period is provided in certain cases), Hartford will return to the applicant within seven days the greater of premiums paid for the Policy or the sum of (1) the Account Value on the date the returned Policy is received by Hartford or its agent and (2) any deductions under Policy or by the Portfolios for taxes, charges or fees.

Once the Policy is in effect, it may be exchanged during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance Policy offered by Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new Policy will have, at the election of the Policy Owner, either the same Coverage Amount under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

SUSPENSION OF VALUATION,
PAYMENTS AND TRANSFERS

Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Policies be suspended for the protection of Policy Owners, until such condition has ended.

                             14   - PROSPECTUS

LAST SURVIVOR POLICIES
      --------------------------------------------------------------------

The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.


1. The cost of insurance charges under the last survivor Policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix A," page 27.


2. To qualify for simplified underwriting under a last survivor Policy, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.


5. Additional tax disclosures applicable to last survivor Policies are provided in "Federal Tax Considerations," page 23.


OTHER MATTERS
      --------------------------------------------------------------------

VOTING RIGHTS

In accordance with its interpretation of presently applicable law, Hartford will vote the shares of the Portfolios at regular and special meetings of the shareholders of the Portfolios in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Portfolios. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Portfolios in its own right, it may elect to do so.


The voting interests of the Policy Owner (or the assignee) in the Portfolios will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account the assets of which are invested in the particular Portfolio on the record date for the shareholder meeting for that Portfolio. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Policy Benefits and Rights -- Policy Loans," page 13) will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the prospectus for the Portfolios accompanying this Prospectus to determine matters on which shareholders may vote.


Hartford may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory policy for the Portfolios.

In addition, Hartford itself may disregard voting instructions in favor of changes, initiated by a Policy Owner, in the investment policy or the investment adviser of the Portfolios if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

STATEMENTS TO POLICY OWNERS

Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Policy Year, Hartford will send to Policy Owners a statement showing the Coverage Amount and the Account Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Policy as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Policy since the last statement, and any other information required by any applicable law or regulation.

LIMIT ON RIGHT TO CONTEST

Hartford may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two-year period, or such period as specified in

                             15   - PROSPECTUS
state law, the benefit payable will be limited to the Account Value, less any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX

If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Policy.

PAYMENT OPTIONS

The surrender proceeds or Death Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000, unless Hartford consents to a lesser amount. Under Options 2, 3 and 4, no surrender or partial withdrawals are permitted after payments commence. Full surrender or partial withdrawals may be made from Option 1 or Option 6, but they are subject to the contingent deferred sales charge, if applicable. Only a full surrender is allowed from Option 5. A surrender from Option 5 will also be subject to the contingent deferred sales charge, if applicable.

Hartford will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The following options are available under the Policies (Hartford may offer other payment options):

OPTION 1: INTEREST INCOME

This option offers payments of interest, at the rate Hartford declares, on the amount applied under this option. The interest rate will never be less than 3 1/2% per year.

OPTION 2: LIFE ANNUITY

A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two if he died before the date of the third annuity payment, etc.

OPTION 3: LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value, as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

OPTION 4: JOINT AND LAST SURVIVOR ANNUITY

An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 5: PAYMENTS FOR A DESIGNATED PERIOD

An amount payable monthly for the number of years selected which may be from five to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Policy as determined by Hartford.

In the event of the payee's death prior to the end of the designated period, the present value, as of the date of the payee's death, of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

Option 5 is an option that does not involve life contingencies.

OPTION 6: DEATH PROCEEDS REMAINING WITH HARTFORD

Proceeds from the Death Benefit left with Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial surrenders may be made at any time.

VARIABLE AND FIXED ANNUITY PAYMENTS: When an annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

VARIABLE ANNUITY: The Policy contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Policy

                             16   - PROSPECTUS
contains variable payment annuity tables derived from the 1983a Individual Annuity Mortality Table with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Policies.

The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period, and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

FIXED ANNUITY: Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate to be determined by Hartford which is no less than the rate specified in the fixed payment annuity tables in the Policy. The annuity payment will remain level for the duration of the annuity.

Hartford will make any other arrangements for income payments as may be agreed on.

BENEFICIARY

The applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by wren request to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living; otherwise to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of wren notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

DIVIDENDS

No dividends will be paid under the Policies.

                             17   - PROSPECTUS

EXECUTIVE OFFICERS AND DIRECTORS
      --------------------------------------------------------------------

                                                                                    OTHER BUSINESS PROFESSION,
                                                                                      VOCATION OR EMPLOYMENT
                                         POSITION WITH HARTFORD;                         FOR PAST 5 YEARS;
            NAME; AGE                        YEAR OF ELECTION                           OTHER DIRECTORSHIPS
----------------------------------  ----------------------------------  ---------------------------------------------------
Wendell J. Bossen, 64               Vice President, 1995**              Vice President (1992-Present), Hartford Life and
                                                                          Accident Insurance Company; Vice President
                                                                          (1992-Present), Hartford Life Insurance Company;
                                                                          President (1992-Present), International Corporate
                                                                          Marketing Group, Inc.
Gregory A. Boyko, 46                Senior Vice President, Chief        Vice President & Controller (1995-1997), Hartford;
                                    Financial Officer and                 Director (1997-Present); Senior Vice President,
                                    Treasurer, 1997                       Chief Financial Officer & Treasurer
                                    Director, 1997*                       (1997-Present); Vice President & Controller
                                                                          (1995-1997), Hartford Life and Accident Insurance
                                                                          Company; Director (1997-Present); Senior Vice
                                                                          President, Chief Financial Officer & Treasurer
                                                                          (1997-Present); Vice President and Controller
                                                                          (1995-1997), Hartford Life Insurance Company;
                                                                          Senior Vice President, Chief Financial Officer &
                                                                          Treasurer (1997-Present), Hartford Life, Inc.;
                                                                          Chief Financial Officer (1994-1995), IMG American
                                                                          Life; Senior Vice President (1992-1994),
                                                                          Connecticut Mutual Life Insurance Company.
Peter W. Cummins, 60                Senior Vice President, 1997         Vice President (1993-1997), Hartford; Senior Vice
                                                                          President, (1997-Present); Vice President
                                                                          (1989-1997), Hartford Life and Accident Insurance
                                                                          Company; Senior Vice President (1997-Present);
                                                                          Vice President (1989-1997); Senior Vice President
                                                                          (1997-Present); Vice President (1989-1997),
                                                                          Hartford Life Insurance Company.
Ann M. de Raismes, 47               Senior Vice President, 1997         Vice President (1994-1997), Hartford; Senior Vice
                                    Director of Human Resources,          President (1997-Present); Vice President
                                    1994                                  (1994-1997); Assistant Vice President
                                                                          (1992-1994); Director of Human Resources
                                                                          (1991-Present), Hartford Life and Accident
                                                                          Insurance Company; Senior Vice President
                                                                          (1997-Present); Vice President (1994-1997);
                                                                          Assistant Vice President (1992-1994); Director of
                                                                          Human Resources (1991-Present), Hartford Life
                                                                          Insurance Company; Vice President, Human
                                                                          Resources (1997-Present), Hartford Life, Inc.
James R. Dooley, 61                 Vice President, 1993                Director, Information Services (1973-1997),
                                                                          Hartford Life Insurance Company.
Timothy M. Fitch, 45                Vice President, 1995                Vice President (1995-Present); Actuary
                                    Actuary, 1997                         (1994-Present); Assistant Vice President
                                                                          (1992-1995), Hartford Life and Accident Insurance
                                                                          Company; Vice President (1995-Present); Actuary
                                                                          (1994-Present); Assistant Vice President
                                                                          (1992-1995), Hartford Life Insurance Company.

                             18   - PROSPECTUS

                                                                                    OTHER BUSINESS PROFESSION,
                                                                                      VOCATION OR EMPLOYMENT
                                         POSITION WITH HARTFORD;                         FOR PAST 5 YEARS;
            NAME; AGE                        YEAR OF ELECTION                           OTHER DIRECTORSHIPS
----------------------------------  ----------------------------------  ---------------------------------------------------
David T. Foy, 31                    Vice President, 1998                Assistant Vice President (1995-1998), Hartford;
                                                                          Vice President (1998-Present), Assistant Vice
                                                                          President (1995-1998), Hartford Life Insurance
                                                                          Company.
J. Richard Garrett, 53              Vice President, 1994                Treasurer (1994-1997), Hartford; Vice President
                                    Assistant Treasurer, 1997             (1993-Present); Assistant Treasurer
                                                                          (1997-Present); Treasurer (1984-1997), Hartford
                                                                          Life and Accident Insurance Company; Vice
                                                                          President, (1993-Present); Assistant Treasurer
                                                                          (1997-Present); Treasurer (1986-1997), Hartford
                                                                          Life Insurance Company; Vice President
                                                                          (1997-Present), Hartford Life, Inc.
Donald J. Gillette, 52              Vice President, 1997                Assistant Vice President (1995-1997), Hartford;
                                                                          Assistant Vice President (1995-1997), Hartford
                                                                          Life and Accident Insurance Company; Assistant
                                                                          Vice President (1995-Present), Hartford Life
                                                                          Insurance Company.
John P. Ginnetti, 52                Executive Vice President and        Senior Vice President, Individual Life and Annuity
                                    Director, Asset Management            Division (1988-1994), Hartford; Director
                                    Services, 1994                        (1988-Present); Director (1988-Present);
                                    Director, 1988                        Executive Vice President & Director, Asset
                                                                          Management Services (1994-Present); Senior Vice
                                                                          President, Individual Life and Annuity Division
                                                                          (1988-1994), Hartford Life and Accident Insurance
                                                                          Company; Executive Vice President, Asset
                                                                          Management, Hartford Life, Inc. (1997-Present).
William A. Godfrey, III, 41         Senior Vice President, 1997         Senior Vice President (1997-Present), Hartford;
                                                                          Senior Vice President (1997-Present), Hartford
                                                                          Life and Accident Insurance Company; Vice
                                                                          President, Information Technology (1997-Present),
                                                                          Hartford Life, Inc.
Lynda Godkin, 44                    Senior Vice President, 1997         Assistant General Counsel and Secretary
                                    General Counsel, 1996                 (1994-1995), Hartford; Director (1997-Present);
                                    Corporate Secretary, 1996             Senior Vice President (1997-Present); General
                                    Director, 1997*                       Counsel (1996-Present); Corporate Secretary
                                                                          (1995-Present); Associate General Counsel
                                                                          (1995-1996); Assistant General Counsel and
                                                                          Secretary (1994-1995); Counsel (1990-1994),
                                                                          Hartford Life and Accident Insurance Company;
                                                                          Senior Vice President (1997-Present); General
                                                                          Counsel (1996-Present); Corporate Secretary
                                                                          (1995-Present); Director (1997-Present);
                                                                          Associate General Counsel (1995-1996); Assistant
                                                                          General Counsel and Secretary (1994-1995);
                                                                          Counsel (1990-1994), Hartford Life Insurance
                                                                          Company; Vice President and General Counsel
                                                                          (1997-Present), Hartford Life, Inc.

                             19   - PROSPECTUS

                                                                                    OTHER BUSINESS PROFESSION,
                                                                                      VOCATION OR EMPLOYMENT
                                         POSITION WITH HARTFORD;                         FOR PAST 5 YEARS;
            NAME; AGE                        YEAR OF ELECTION                           OTHER DIRECTORSHIPS
----------------------------------  ----------------------------------  ---------------------------------------------------
Lois W. Grady, 53                   Senior Vice President, 1998         Vice President (1994-1998), Hartford; Senior Vice
                                    Vice President, 1994                  President (1998-Present); Vice President
                                                                          (1993-1997); Assistant Vice President
                                                                          (1987-1993), Hartford Life and Accident Insurance
                                                                          Company; Senior Vice President (1998-Present);
                                                                          Vice President (1994-1997); Assistant Vice
                                                                          President (1987-1994), Hartford Life Insurance
                                                                          Company.
Christopher Graham, 47              Vice President, 1997
Mark E. Hunt, 37                    Vice President, 1998                Assistant Vice President (1997-1998), Hartford;
                                                                          Vice President (1998-Present), Hartford Life and
                                                                          Accident Insurance Company.
Stephen T. Joyce, 39                Vice President, 1997                Assistant Vice President (1995-1997), Hartford;
                                                                          Assistant Vice President (1994-1997), Hartford
                                                                          Life and Accident Insurance Company; Vice
                                                                          President (1997-Present); Assistant Vice
                                                                          President (1994-1997), Hartford Life Insurance
                                                                          Company.
Michael D. Keeler, 37               Vice President, 1998                Vice President (1998-Present); Hartford Life and
                                                                          Accident Insurance Company.
Robert A. Kerzner, 46               Senior Vice President, 1998         Senior Vice President (1998-Present); Vice
                                    Vice President, 1997                  President (1994-1998), Hartford; Senior Vice
                                                                          President (1998-Present); Vice President
                                                                          (1994-1997); Regional Vice President (1991-1994),
                                                                          Hartford Life Insurance Company.
David N. Levenson, 31               Vice President, 1998                Assistant Vice President (1997-1998), Hartford.
William B. Malchodi, Jr., 50        Vice President, 1994                Vice President (1994-Present); Director of Taxes
                                                                          (1992-1998), Hartford Life and Accident Insurance
                                                                          Company; Vice President (1994-Present); Director
                                                                          of Taxes (1991-1998), Hartford Life Insurance
                                                                          Company.
Thomas M. Marra, 39                 Executive Vice President, 1996      Senior Vice President (1993-1996); Director of
                                    Director, Individual Life and         Individual Annuities (1991-1993), Hartford;
                                    Annuity Division, 1993                Director (1994-Present); Executive Vice President
                                    Director, 1994*                       (1995-Present); Director, Individual Life and
                                                                          Annuity Division (1994-Present); Senior Vice
                                                                          President (1994-1995); Vice President
                                                                          (1989-1994); Actuary (1987-1997), Hartford Life
                                                                          and Accident Insurance Company; Director
                                                                          (1994-Present); Executive Vice President
                                                                          (1995-Present); Director, Individual Life and
                                                                          Annuity Division (1994-Present); Senior Vice
                                                                          President (1994-1995); Vice President
                                                                          (1989-1994); Actuary (1987-1995), Hartford Life
                                                                          Insurance Company; Executive Vice President,
                                                                          Individual Life and Annuities (1997-Present),
                                                                          Hartford Life, Inc.
Steven L. Matthieson, 53            Vice President, 1984                Director of New Business (1984-1997), Hartford.

                             20   - PROSPECTUS

                                                                                    OTHER BUSINESS PROFESSION,
                                                                                      VOCATION OR EMPLOYMENT
                                         POSITION WITH HARTFORD;                         FOR PAST 5 YEARS;
            NAME; AGE                        YEAR OF ELECTION                           OTHER DIRECTORSHIPS
----------------------------------  ----------------------------------  ---------------------------------------------------
C. Michael O'Halloran, 51           Vice President, 1997                Vice President (1997-Present), Hartford Life and
                                                                          Accident Insurance Company; Vice President
                                                                          (1997-Present), Hartford Life Insurance Company;
                                                                          Corporate Secretary (1997-Present), Hartford
                                                                          Life, Inc.; Senior Associate General Counsel
                                                                          (1988-Present), Director of Corporate Law
                                                                          (1994-Present), The Hartford Financial Services
                                                                          Group.
Craig R. Raymond, 37                Senior Vice President, 1997         Vice President (1993-1997); Assistant Vice
                                    Chief Actuary, 1994                   President (1992-1993); Actuary (1989-1994),
                                                                          Hartford; Senior Vice President (1997-Present);
                                                                          Chief Actuary (1995-Present); Vice President
                                                                          (1993-1997); Actuary (1990-1995), Hartford Life
                                                                          and Accident Insurance Company; Senior Vice
                                                                          President (1997-Present); Chief Actuary
                                                                          (1994-Present); Vice President (1993-1997);
                                                                          Assistant Vice President (1992-1993); Actuary
                                                                          (1989-1994), Hartford Life Insurance Company;
                                                                          Vice President and Chief Actuary (1997-Present),
                                                                          Hartford Life, Inc.
David T. Schrandt, 50               Vice President, 1987                Treasurer (1987-1997); Controller (1987-1997),
                                                                          Hartford.
Lowndes A. Smith, 58                President, 1989                     Chief Operating Officer (1989-1997), Hartford;
                                    Chief Executive Officer, 1997         Director (1981-Present); President
                                    Director, 1985*                       (1989-Present); Chief Executive Officer
                                                                          (1997-Present); Chief Operating Officer
                                                                          (1989-1997), Hartford Life and Accident Insurance
                                                                          Company; Director (1981-Present); President
                                                                          (1989-Present), Chief Executive Officer
                                                                          (1997-Present); Chief Operating Officer
                                                                          (1989-1997), Hartford Life Insurance Company;
                                                                          Chief Executive Officer and President and
                                                                          Director (1997-Present), Hartford Life, Inc.
Raymond P. Welnicki, 49             Senior Vice President and           Vice President (1993-1994), Hartford; Director
                                    Director, Employee Benefit            (1994-Present); Senior Vice President
                                    Division, 1994                        (1995-Present); Director, Employee Benefit
                                    Director, 1994*                       Division (1997-Present); Vice President
                                                                          (1993-1995), Hartford Life and Accident Insurance
                                                                          Company; Senior Vice President, Employee Benefits
                                                                          (1997-Present), Hartford Life, Inc.; Board of
                                                                          Directors, Ethix Corp.
Walter C. Welsh, 51                 Senior Vice President, 1997         Senior Vice President (1997-Present); Vice
                                                                          President (1994-1997); Assistant Vice President
                                                                          (1992-1995), Hartford Life and Accident Insurance
                                                                          Company; Senior Vice President (1997-Present);
                                                                          Vice President (1995-1997); Assistant Vice
                                                                          President (1992-1995), Hartford Life Insurance
                                                                          Company; Vice President, Government Affairs
                                                                          (1997-Present), Hartford Life, Inc.

                             21   - PROSPECTUS

                                                                                    OTHER BUSINESS PROFESSION,
                                                                                      VOCATION OR EMPLOYMENT
                                         POSITION WITH HARTFORD;                         FOR PAST 5 YEARS;
            NAME; AGE                        YEAR OF ELECTION                           OTHER DIRECTORSHIPS
----------------------------------  ----------------------------------  ---------------------------------------------------
Lizabeth H. Zlatkus, 39             Senior Vice President, 1997         Vice President (1994-1997); Assistant Vice
                                    Director, 1994*                       President (1992-1994), Hartford; Director
                                                                          (1994-Present); Senior Vice President
                                                                          (1997-Present); Vice President (1994-1997);
                                                                          Assistant Vice President (1992-1994), Hartford
                                                                          Life and Accident Insurance Company; Vice
                                                                          President, Group Life and Disability
                                                                          (1997-Present), Hartford Life, Inc.
David M. Znamierowski, 38           Senior Vice President, 1997         Director (1998-Present); Senior Vice President
                                    Director, 1998                        (1997-Present), Hartford Life and Accident
                                                                          Insurance Company; Director (1998-Present);
                                                                          Senior Vice President (1997-Present); Director,
                                                                          Risk Management Strategy (1996-Present); Vice
                                                                          President (1997), Hartford Life Insurance
                                                                          Company; Vice President, Investment Strategy
                                                                          (1997-Present), Hartford Life, Inc.; Vice
                                                                          President, Investment Strategy & Policy, Aetna
                                                                          Life and Casualty Company.

------------------------
 * Denotes date of election to Board of Directors of Hartford.
** Affiliated Company of The Hartford Financial Services Group, Inc.

Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

DISTRIBUTION OF THE POLICIES
      --------------------------------------------------------------------

Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Dean Witter Reynolds, Inc. ("Dean Witter"). Any sales representative will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Dean Witter is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Hartford Securities Distribution Company, Inc. serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is a wholly-owned subsidiary of Hartford Life Insurance Company. The principal business address HSD is the same as that of Hartford.

The maximum sales commission payable to Hartford agents, independent registered insurance brokers and other registered broker-dealers is 8.0% of initial and subsequent premiums. From time to time, Hartford may pay or permit other promotional incentives, in cash or credit or other compensation. Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

Hartford may provide information on various topics to Policy Owners and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial

                             22   - PROSPECTUS
management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
      --------------------------------------------------------------------

The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Portfolio. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford.

FEDERAL TAX CONSIDERATIONS
      --------------------------------------------------------------------

GENERAL

SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford's understanding of existing Federal income tax laws as they are currently interpreted.

TAXATION OF HARTFORD
AND THE SEPARATE ACCOUNT


The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right -- Account Value," on page
12). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.


Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If

Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF
POLICY BENEFITS

For federal income tax purposes, the Policies should be treated as life insurance Policies under Section 7702 of the Code. The death benefit under a life insurance Policy is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the Policy value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance Policy for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance Policy for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR POLICIES

Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint

                             23   - PROSPECTUS
survivorship life insurance Policy is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Policy will meet the Section 7702 definition of a life insurance Policy.

MODIFIED ENDOWMENT CONTRACTS

A life insurance Policy is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance Policy issued before June 21, 1988 will not cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid and there is no change in the death benefit as the result of the exchange.

A Policy that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the Policy (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All modified endowment contracts that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE AND GENERATION
SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

Section 817 of the Code provides that a variable life insurance Policy (other than a pension plan policy) will not be treated as a life insurance Policy for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance Policy, the Policy Owner will be subject to income tax on the annual increases in cash value.

The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable Policy is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all Policies subject to the

                             24   - PROSPECTUS
diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN
THE SEPARATE ACCOUNT

In order for a variable life insurance Policy to qualify for tax deferral, assets in the segregated asset accounts supporting the variable Policy must be considered to be owned by the insurance company and not by the variable Policy Owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the Policy Owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Policy Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the Policies, as necessary, to prevent Policy Owners from being considered the owners of the assets in the separate accounts.

LIFE INSURANCE PURCHASED FOR
USE IN SPLIT DOLLAR
ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP
OF POLICIES

In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance Policies. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

LIFE INSURANCE PURCHASES BY
NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance Policy purchase.

LEGAL PROCEEDINGS
      --------------------------------------------------------------------

There are no material legal proceedings pending to which the Separate Account is a party.

                             25   - PROSPECTUS

LEGAL MATTERS
      --------------------------------------------------------------------

Legal matters in connection with the issue and sale of modified single premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary of Hartford.

EXPERTS
      --------------------------------------------------------------------

The audited financial statements included in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory-basis financial statements of Hartford Life and Annuity Insurance Company (formerly ITT Hartford Life and Annuity Insurance Company) which states the statutory-basis financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

The hypothetical Policy illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Michael Winterfield, FSA, MAAA, Assistant Vice President and Director, Individual Annuity Product Management, for Hartford, and are included in reliance upon his opinion as to their reasonableness.

REGISTRATION STATEMENT
      --------------------------------------------------------------------

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Portfolios, Hartford and the Policies.

                             26   - PROSPECTUS

APPENDIX A
      --------------------------------------------------------------------

ILLUSTRATIONS OF BENEFITS

The tables in Appendix A illustrate the way in which a Contract operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life Contract. The illustrations for the last survivor Contract assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

The death benefit and surrender value for a Contract would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Contract Years. They would also differ if any contract loan were made during the period of time illustrated.

The tables reflect the deductions of current Contract charges and guaranteed Contract charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Contract Year take into account an average daily charge equal to an annual charge of 0.75% of the average daily net assets of the Portfolios for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Portfolio's assets are equal to net annual investment return rates (net of the 0.75% average daily charge) of -0.75%, 5.25% and 11.25%, respectively.

In addition the death benefit and surrender value as of the end of each Contract Year take into account the (1) tax expense charge equal to an annual rate of 0.40% of Account Value for the first ten Contract Years; (2) administrative charge equal to an annual rate of 0.40% of Account Value attributable to the Separate Account; (3) mortality and expense risk charge equal to an annual rate of 0.90% of Account Value attributable to the Separate Account; and (4) any Contingent Deferred Sales Charge and Premium Tax Charge which may be applicable in the first nine Contract Years.


The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account," page
11).


The 'Premium Paid Plus Interest' column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Hartford will furnish upon request, a comparable illustration reflecting the proposed insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

                             27   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $40,161

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,834       9,840          40,161       10,756       9,764          40,161
      2            11,025          11,740      10,755          40,161       11,575      10,593          40,161
      3            11,576          12,724      11,751          40,161       12,463      11,495          40,161
      4            12,155          13,794      12,987          40,161       13,427      12,626          40,161
      5            12,763          14,956      14,169          40,161       14,474      13,693          40,161
      6            13,401          16,219      15,657          40,161       15,613      15,057          40,161
      7            14,071          17,592      17,060          40,161       16,851      16,324          40,161
      8            14,775          19,083      18,788          40,161       18,198      17,907          40,161
      9            15,513          20,704      20,452          40,161       19,666      19,417          40,161
     10            16,289          22,465      22,465          40,161       21,268      21,268          40,161
     11            17,103          24,501      24,501          40,161       23,113      23,113          40,161
     12            17,959          26,724      26,724          40,161       25,145      25,145          40,161
     13            18,856          29,153      29,153          41,398       27,386      27,386          40,161
     14            19,799          31,808      31,808          43,896       29,864      29,864          41,213
     15            20,789          34,714      34,714          46,517       32,590      32,590          43,670
     16            21,829          37,895      37,895          49,264       35,574      35,574          46,247
     17            22,920          41,367      41,367          52,951       38,832      38,832          49,705
     18            24,066          45,156      45,156          56,897       42,386      42,386          53,407
     19            25,270          49,292      49,292          61,122       46,266      46,266          57,371
     20            26,533          53,807      53,807          65,645       50,502      50,502          61,613
     25            33,864          83,601      83,601          96,978       78,372      78,372          90,912
     35            55,160         201,997     201,997         214,118      180,092     189,092         200,438

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             28   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $40,161

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,249       9,269          40,161       10,171       9,192          40,161
      2            11,025          10,506       9,546          40,161       10,337       9,380          40,161
      3            11,576          10,769       9,831          40,161       10,497       9,564          40,161
      4            12,155          11,040      10,275          40,161       10,651       9,891          40,161
      5            12,763          11,319      10,577          40,161       10,796      10,061          40,161
      6            13,401          11,605      11,089          40,161       10,930      10,421          40,161
      7            14,071          11,900      11,411          40,161       11,052      10,569          40,161
      8            14,775          12,202      11,941          40,161       11,158      10,902          40,161
      9            15,513          12,514      12,282          40,161       11,244      11,016          40,161
     10            16,289          12,833      12,833          40,161       11,309      11,309          40,161
     11            17,103          13,228      13,228          40,161       11,394      11,394          40,161
     12            17,959          13,636      13,636          40,161       11,455      11,455          40,161
     13            18,856          14,058      14,058          40,161       11,486      11,486          40,161
     14            19,799          14,494      14,494          40,161       11,486      11,486          40,161
     15            20,789          14,944      14,944          40,161       11,450      11,450          40,161
     16            21,829          15,409      15,409          40,161       11,370      11,370          40,161
     17            22,920          15,889      15,889          40,161       11,239      11,239          40,161
     18            24,066          16,385      16,385          40,161       11,048      11,048          40,161
     19            25,270          16,898      16,898          40,161       10,787      10,787          40,161
     20            26,533          17,428      17,428          40,161       10,442      10,442          40,161
     25            33,864          20,353      20,353          40,161        6,987       6,987          40,161
     35            55,160          27,852      27,852          40,161           --          --              --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             29   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 45 MALE
                          INITIAL FACE AMOUNT: $40,161

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500           9,665       8,698          40,161        9,586       8,649          40,161
      2            11,025           9,340       8,404          40,161        9,169       8,291          40,161
      3            11,576           9,026       8,118          40,161        8,747       7,925          40,161
      4            12,155           8,721       7,990          40,161        8,319       7,699          40,161
      5            12,763           8,425       7,720          40,161        7,883       7,312          40,161
      6            13,401           8,138       7,657          40,161        7,438       7,113          40,161
      7            14,071           7,860       7,401          40,161        6,980       6,696          40,161
      8            14,775           7,591       7,353          40,161        6,506       6,461          40,161
      9            15,513           7,330       7,111          40,161        6,013       6,002          40,161
     10            16,289           7,076       7,076          40,161        5,498       5,717          40,161
     11            17,103           6,865       6,865          40,161        4,978       5,211          40,161
     12            17,959           6,659       6,659          40,161        4,427       4,673          40,161
     13            18,856           6,459       6,459          40,161        3,843       4,100          40,161
     14            19,799           6,264       6,264          40,161        3,221       3,488          40,161
     15            20,789           6,073       6,073          40,161        2,558       2,833          40,161
     16            21,829           5,888       5,888          40,161        1,845       2,127          40,161
     17            22,920           5,707       5,707          40,161        1,075       1,361          40,161
     18            24,066           5,531       5,531          40,161          237         526          40,161
     19            25,270           5,360       5,360          40,161           --          --              --
     20            26,533           5,193       5,193          40,161           --          --              --
     25            33,864           4,420       4,420          40,161           --          --              --
     35            55,160           3,145       3,145          40,161           --          --              --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             30   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,834       9,840          33,334       10,727       9,736          33,334
      2            11,025          11,740      10,755          33,334       11,517      10,537          33,334
      3            11,576          12,724      11,751          33,334       12,378      11,411          33,334
      4            12,155          13,794      12,987          33,334       13,317      12,517          33,334
      5            12,763          14,956      14,169          33,334       14,343      13,564          33,334
      6            13,401          16,219      15,657          33,334       15,464      14,909          33,334
      7            14,071          17,592      17,060          33,334       16,688      16,163          33,334
      8            14,775          19,083      18,788          33,334       18,025      17,735          33,334
      9            15,513          20,704      20,452          33,334       19,487      19,238          33,334
     10            16,289          22,465      22,465          33,334       21,088      21,088          33,334
     11            17,103          24,501      24,501          33,334       22,940      22,940          33,334
     12            17,959          26,736      26,736          33,334       24,991      24,991          33,334
     13            18,856          29,218      29,218          34,478       27,270      27,270          33,334
     14            19,799          31,946      31,946          37,377       29,804      29,804          34,891
     15            20,789          34,928      34,928          40,517       32,585      32,585          37,799
     16            21,829          38,190      38,190          43,919       35,625      35,625          40,969
     17            22,920          41,765      41,765          47,195       38,958      38,958          44,023
     18            24,066          45,686      45,686          50,712       42,614      42,614          47,301
     19            25,270          49,992      49,992          54,492       46,627      46,627          50,824
     20            26,533          54,687      54,687          59,609       51,004      51,004          55,594
     25            33,864          85,841      85,841          90,992       80,060      80,060          84,864
     35            55,160         208,273     208,273         218,687      192,260     192,260         201,873

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             31   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,249       9,269          33,334       10,142       9,164          33,334
      2            11,025          10,506       9,546          33,334       10,279       9,324          33,334
      3            11,576          10,769       9,831          33,334       10,412       9,480          33,334
      4            12,155          11,040      10,275          33,334       10,539       9,781          33,334
      5            12,763          11,319      10,577          33,334       10,661       9,928          33,334
      6            13,401          11,605      11,089          33,334       10,774      10,266          33,334
      7            14,071          11,900      11,411          33,334       10,875      10,394          33,334
      8            14,775          12,202      11,941          33,334       10,959      10,704          33,334
      9            15,513          12,514      12,282          33,334       11,021      10,793          33,334
     10            16,289          12,833      12,833          33,334       11,055      11,055          33,334
     11            17,103          13,228      13,228          33,334       11,106      11,106          33,334
     12            17,959          13,636      13,636          33,334       11,127      11,127          33,334
     13            18,856          14,058      14,058          33,334       11,117      11,117          33,334
     14            19,799          14,494      14,494          33,334       11,073      11,073          33,334
     15            20,789          14,944      14,944          33,334       10,988      10,988          33,334
     16            21,829          15,409      15,409          33,334       10,854      10,854          33,334
     17            22,920          15,889      15,889          33,334       10,656      10,656          33,334
     18            24,066          16,385      16,385          33,334       10,375      10,375          33,334
     19            25,270          16,898      16,898          33,334        9,991       9,991          33,334
     20            26,533          17,428      17,428          33,334        9,479       9,479          33,334
     25            33,864          20,353      20,353          33,334        3,955       3,955          33,334
     35            55,160          27,852      27,852          33,334           --          --              --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             32   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE 55 FEMALE
                          INITIAL FACE AMOUNT: $33,334

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75 NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500           9,665       8,698          33,334        9,558       8,593          33,334
      2            11,025           9,340       8,404          33,334        9,112       8,179          33,334
      3            11,576           9,026       8,118          33,334        8,662       7,761          33,334
      4            12,155           8,721       7,990          33,334        8,209       7,486          33,334
      5            12,763           8,425       7,720          33,334        7,750       7,053          33,334
      6            13,401           8,138       7,657          33,334        7,283       6,810          33,334
      7            14,071           7,860       7,401          33,334        6,803       6,352          33,334
      8            14,775           7,591       7,353          33,334        6,305       6,073          33,334
      9            15,513           7,330       7,111          33,334        5,782       5,568          33,334
     10            16,289           7,076       7,076          33,334        5,230       5,230          33,334
     11            17,103           6,865       6,865          33,334        4,665       4,665          33,334
     12            17,959           6,659       6,659          33,334        4,061       4,061          33,334
     13            18,856           6,459       6,459          33,334        3,419       3,419          33,334
     14            19,799           6,264       6,264          33,334        2,733       2,733          33,334
     15            20,789           6,073       6,073          33,334        1,997       1,997          33,334
     16            21,829           5,888       5,888          33,334        1,200       1,200          33,334
     17            22,920           5,707       5,707          33,334          324         324          33,334
     18            24,066           5,531       5,531          33,334           --          --              --
     19            25,270           5,360       5,360          33,334           --          --              --
     20            26,533           5,193       5,193          33,334           --          --              --
     25            33,864           4,420       4,420          33,334           --          --              --
     35            55,160           3,145       3,145          33,334           --          --              --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             33   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,834       9,840          19,380       10,650       9,660          19,380
      2            11,025          11,740      10,755          19,380       11,357      10,380          19,380
      3            11,576          12,724      11,751          19,380       12,131      11,169          19,380
      4            12,155          13,794      12,987          19,380       12,984      12,190          19,380
      5            12,763          14,956      14,169          19,380       13,930      13,156          19,380
      6            13,401          16,219      15,657          19,380       14,986      14,436          19,380
      7            14,071          17,595      17,063          19,883       16,172      15,650          19,380
      8            14,775          19,106      18,810          21,208       17,516      17,228          19,443
      9            15,513          20,760      20,508          22,629       19,027      18,780          20,740
     10            16,289          22,549      22,549          24,578       20,664      20,664          22,524
     11            17,103          24,595      24,595          26,563       22,536      22,536          24,340
     12            17,959          26,837      26,837          28,716       24,587      24,587          26,309
     13            18,856          29,275      29,275          31,325       26,816      26,816          28,693
     14            19,799          31,947      31,947          33,864       29,260      29,260          31,016
     15            20,789          34,856      34,856          36,948       31,916      31,916          33,831
     16            21,829          38,046      38,046          39,949       34,834      34,834          36,576
     17            22,920          41,517      41,517          43,594       38,005      38,005          39,906
     18            24,066          45,308      45,308          47,574       41,447      41,447          43,520
     19            25,270          49,448      49,448          51,921       45,177      45,177          47,436
     20            26,533          53,969      53,969          56,667       49,215      49,215          51,677
     25            33,864          83,837      83,837          88,030       74,965      74,965          78,714
     35            55,160         202,335     202,335         204,358      175,528     175,528         177,284

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             34   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,380

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,249       9,269          19,380       10,062       9,086          19,380
      2            11,025          10,506       9,546          19,380       10,104       9,152          19,380
      3            11,576          10,769       9,831          19,380       10,123       9,196          19,380
      4            12,155          11,040      10,275          19,380       10,116       9,364          19,380
      5            12,763          11,319      10,577          19,380       10,077       9,351          19,380
      6            13,401          11,605      11,089          19,380       10,002       9,502          19,380
      7            14,071          11,900      11,411          19,380        9,880       9,406          19,380
      8            14,775          12,202      11,941          19,380        9,703       9,454          19,380
      9            15,513          12,514      12,282          19,380        9,455       9,232          19,380
     10            16,289          12,833      12,833          19,380        9,124       9,124          19,380
     11            17,103          13,228      13,228          19,380        8,730       8,730          19,380
     12            17,959          13,636      13,636          19,380        8,217       8,217          19,380
     13            18,856          14,058      14,058          19,380        7,564       7,564          19,380
     14            19,799          14,494      14,494          19,380        6,738       6,738          19,380
     15            20,789          14,944      14,944          19,380        5,699       5,699          19,380
     16            21,829          15,409      15,409          19,380        4,387       4,387          19,380
     17            22,920          15,889      15,889          19,380        2,723       2,723          19,380
     18            24,066          16,385      16,385          19,380          595         595          19,380
     19            25,270          16,898      16,898          19,380           --          --              --
     20            26,533          17,428      17,428          19,380           --          --              --
     25            33,864          20,353      20,353          21,371           --          --              --
     35            55,160          27,854      27,854          28,133           --          --              --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             35   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE 65 MALE
                          INITIAL FACE AMOUNT: $19,380

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500           9,665       8,698          19,380        9,475       8,512          19,380
      2            11,025           9,340       8,404          19,380        8,923       7,994          19,380
      3            11,576           9,026       8,118          19,380        8,340       7,444          19,380
      4            12,155           8,721       7,990          19,380        7,720       7,004          19,380
      5            12,763           8,425       7,720          19,380        7,056       6,368          19,380
      6            13,401           8,138       7,657          19,380        6,338       5,875          19,380
      7            14,071           7,869       7,401          19,380        5,553       5,111          19,380
      8            14,775           7,591       7,353          19,380        4,684       4,461          19,380
      9            15,513           7,330       7,111          19,380        3,712       3,503          19,380
     10            16,289           7,076       7,076          19,380        2,616       2,616          19,380
     11            17,103           6,865       6,865          19,380        1,379       1,379          19,380
     12            17,959           6,659       6,659          19,380           --          --              --
     13            18,856           6,459       6,459          19,380           --          --              --
     14            19,799           6,264       6,264          19,380           --          --              --
     15            20,789           6,073       6,073          19,380           --          --              --
     16            21,829           5,888       5,888          19,380           --          --              --
     17            22,920           5,707       5,707          19,380           --          --              --
     18            24,066           5,531       5,531          19,380           --          --              --
     19            25,270           5,360       5,360          19,380           --          --              --
     20            26,533           5,193       5,193          19,380           --          --              --
     25            33,864           4,420       4,420          19,380           --          --              --
     35            55,160           3,145       3,145          19,380           --          --              --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             36   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE\55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,902       9,906          44,053       10,902       9,906          44,053
      2            11,025          11,882      10,894          44,053       11,882      10,894          44,053
      3            11,576          12,946      11,970          44,053       12,946      11,970          44,053
      4            12,155          14,103      13,292          44,053       14,103      13,292          44,053
      5            12,763          15,360      14,568          44,053       15,360      14,568          44,053
      6            13,401          16,726      16,159          44,053       16,726      16,159          44,053
      7            14,071          18,210      17,674          44,053       18,210      17,674          44,053
      8            14,775          19,825      19,526          44,053       19,822      19,523          44,053
      9            15,513          21,585      21,331          44,053       21,574      21,320          44,053
     10            16,289          23,505      23,505          44,053       23,477      23,477          44,053
     11            17,103          25,727      25,727          44,053       25,652      25,652          44,053
     12            17,959          28,162      28,162          44,053       28,031      28,031          44,053
     13            18,856          30,830      30,830          44,053       30,640      30,640          44,053
     14            19,799          33,755      33,755          44,053       33,507      33,507          44,053
     15            20,789          36,960      36,960          44,053       36,667      36,667          44,053
     16            21,829          40,479      40,479          46,551       40,154      40,154          46,177
     17            22,920          44,337      44,337          50,102       43,981      43,981          49,699
     18            24,066          48,565      48,565          53,908       48,175      48,175          53,475
     19            25,270          53,202      53,202          57,991       52,774      52,774          57,524
     20            26,533          58,305      58,305          63,553       57,828      57,828          63,033
     25            33,864          92,176      92,176          97,707       91,132      91,132          96,600
     35            55,160         230,373     230,373         241,893      219,404     219,404         230,374

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             37   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE\ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,314       9,332          44,053       10,314       9,332          44,053
      2            11,025          10,632       9,669          44,053       10,632       9,669          44,053
      3            11,576          10,954      10,012          44,053       10,954      10,012          44,053
      4            12,155          11,279      10,509          44,053       11,279      10,509          44,053
      5            12,763          11,605      10,860          44,053       11,605      10,860          44,053
      6            13,401          11,941      11,422          44,053       11,931      11,412          44,053
      7            14,071          12,288      11,796          44,053       12,255      11,763          44,053
      8            14,775          12,646      12,383          44,053       12,574      12,311          44,053
      9            15,513          13,015      12,782          44,053       12,885      12,652          44,053
     10            16,289          13,396      13,396          44,053       13,182      13,182          44,053
     11            17,103          13,858      13,858          44,053       13,517      13,517          44,053
     12            17,959          14,337      14,337          44,053       13,834      13,834          44,053
     13            18,856          14,834      14,834          44,053       14,127      14,127          44,053
     14            19,799          15,349      15,349          44,053       14,393      14,393          44,053
     15            20,789          15,883      15,883          44,053       14,624      14,624          44,053
     16            21,829          16,436      16,436          44,053       14,809      14,809          44,053
     17            22,920          17,010      17,010          44,053       14,938      14,938          44,053
     18            24,066          17,606      17,606          44,053       14,991      14,991          44,053
     19            25,270          18,223      18,223          44,053       14,949      14,949          44,053
     20            26,533          18,863      18,863          44,053       14,787      14,787          44,053
     25            33,864          22,433      22,433          44,053       11,078      11,078          44,053
     35            55,160          31,836      31,836          44,053           --          --              --

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             38   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE 55 MALE\ 55 FEMALE
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500           9,726       8,757          44,053        9,726       8,757          44,053
      2            11,025           9,452       8,512          44,053        9,451       8,512          44,053
      3            11,576           9,177       8,266          44,053        9,177       8,266          44,053
      4            12,155           8,899       8,166          44,053        8,899       8,166          44,053
      5            12,763           8,628       7,920          44,053        8,618       7,910          44,053
      6            13,401           8,365       7,881          44,053        8,331       7,848          44,053
      7            14,071           8,108       7,647          44,053        8,035       7,575          44,053
      8            14,775           7,859       7,619          44,053        7,727       7,489          44,053
      9            15,513           7,616       7,397          44,053        7,403       7,185          44,053
     10            16,289           7,380       7,380          44,053        7,058       7,058          44,053
     11            17,103           7,186       7,186          44,053        6,713       6,713          44,053
     12            17,959           6,996       6,996          44,053        6,334       6,334          44,053
     13            18,856           6,811       6,811          44,053        5,916       5,916          44,053
     14            19,799           6,630       6,630          44,053        5,451       5,451          44,053
     15            20,789           6,453       6,453          44,053        4,932       4,932          44,053
     16            21,829           6,280       6,280          44,053        4,345       4,345          44,053
     17            22,920           6,110       6,110          44,053        3,673       3,673          44,053
     18            24,066           5,945       5,945          44,053        2,896       2,896          44,053
     19            25,270           5,783       5,783          44,053        1,985       1,985          44,053
     20            26,533           5,625       5,625          44,053          910         910          44,053
     25            33,864           4,885       4,885          44,053            0           0               0
     35            55,160           3,633       3,633          44,053            0           0               0

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             39   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE\ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,897       9,902          27,778       10,897       9,902          27,778
      2            11,025          11,862      10,875          27,778       11,862      10,875          27,778
      3            11,576          12,903      11,927          27,778       12,902      11,926          27,778
      4            12,155          14,037      13,227          27,778       14,021      13,211          27,778
      5            12,763          15,274      14,483          27,778       15,229      14,439          27,778
      6            13,401          16,623      16,057          27,778       16,535      15,969          27,778
      7            14,071          18,094      17,558          27,778       17,948      17,413          27,778
      8            14,775          19,698      19,399          27,778       19,482      19,185          27,778
      9            15,513          21,447      21,193          27,778       21,155      20,902          27,778
     10            16,289          23,354      23,354          27,778       22,988      22,988          27,778
     11            17,103          25,561      25,561          27,778       25,115      25,115          27,778
     12            17,959          27,981      27,981          29,940       27,485      27,485          29,409
     13            18,856          30,632      30,632          32,776       30,076      30,076          32,182
     14            19,799          33,537      33,537          35,550       32,914      32,914          34,889
     15            20,789          36,721      36,721          38,925       36,007      36,007          38,168
     16            21,829          40,211      40,211          42,222       39,396      39,396          41,367
     17            22,920          44,035      44,035          46,238       43,088      43,088          45,243
     18            24,066          48,227      48,227          50,639       47,104      47,104          49,460
     19            25,270          52,820      52,820          55,462       51,466      51,466          54,040
     20            26,533          57,887      57,887          60,782       56,231      56,231          59,043
     25            33,864          91,514      91,514          96,090       86,546      86,546          90,874
     35            55,160         228,720     228,720         231,007      203,577     203,577         205,613

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTACT AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             40   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE\ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.25% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500          10,309       9,327          27,778       10,309       9,327          27,778
      2            11,025          10,612       9,650          27,778       10,612       9,650          27,778
      3            11,576          10,917       9,976          27,778       10,907       9,967          27,778
      4            12,155          11,232      10,463          27,778       11,191      10,423          27,778
      5            12,763          11,556      10,812          27,778       11,460      10,717          27,778
      6            13,401          11,891      11,372          27,778       11,710      11,193          27,778
      7            14,071          12,236      11,744          27,778       11,935      11,445          27,778
      8            14,775          12,592      12,329          27,778       12,126      11,866          27,778
      9            15,513          12,960      12,727          27,778       12,275      12,045          27,778
     10            16,289          13,339      13,339          27,778       12,370      12,370          27,778
     11            17,103          13,799      13,799          27,778       12,451      12,451          27,778
     12            17,959          14,276      14,276          27,778       12,455      12,455          27,778
     13            18,856          14,770      14,770          27,778       12,368      12,368          27,778
     14            19,799          15,283      15,283          27,778       12,172      12,172          27,778
     15            20,789          15,815      15,815          27,778       11,843      11,843          27,778
     16            21,829          16,366      16,366          27,778       11,347      11,347          27,778
     17            22,920          16,937      16,937          27,778       10,641      10,641          27,778
     18            24,066          17,530      17,530          27,778        9,661       9,661          27,778
     19            25,270          18,144      18,144          27,778        8,326       8,326          27,778
     20            26,533          18,781      18,781          27,778        6,527       6,527          27,778
     25            33,864          22,335      22,335          27,778            0           0               0
     35            55,160          31,696      31,696          32,014            0           0               0

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             41   - PROSPECTUS

MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
      --------------------------------------------------------------------
                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE 65 MALE\ 65 FEMALE
                          INITIAL FACE AMOUNT: $27,778

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.75% NET)

                                          CURRENT CHARGES*                       GUARANTEED CHARGES**
                PREMIUMS       --------------------------------------   --------------------------------------
  END OF      ACCUMULATED                       CASH                                     CASH
  CONTRACT   AT 5% INTEREST      ACCOUNT      SURRENDER      DEATH        ACCOUNT      SURRENDER      DEATH
   YEAR         PER YEAR          VALUE         VALUE       BENEFIT        VALUE         VALUE       BENEFIT
  -------   ----------------   -----------   -----------   ----------   -----------   -----------   ----------
      1            10,500           9,721       8,752          27,778        9,721       8,752          27,778
      2            11,025           9,432       8,493          27,778        9,432       8,493          27,778
      3            11,576           9,147       8,236          27,778        9,129       8,220          27,778
      4            12,155           8,869       8,136          27,778        8,809       8,077          27,778
      5            12,763           8,599       7,891          27,778        8,466       7,760          27,778
      6            13,401           8,336       7,852          27,778        8,095       7,614          27,778
      7            14,071           8,080       7,619          27,778        7,687       7,230          27,778
      8            14,775           7,831       7,592          27,778        7,232       6,996          27,778
      9            15,513           7,589       7,370          27,778        6,716       6,499          27,778
     10            16,289           7,354       7,354          27,778        6,122       6,122          27,778
     11            17,103           7,161       7,161          27,778        5,457       5,457          27,778
     12            17,959           6,972       6,972          27,778        4,673       4,673          27,778
     13            18,856           6,787       6,787          27,778        3,747       3,747          27,778
     14            19,799           6,606       6,606          27,778        2,652       2,652          27,778
     15            20,789           6,430       6,430          27,778        1,349       1,349          27,778
     16            21,829           6,257       6,257          27,778            0           0               0
     17            22,920           6,088       6,088          27,778            0           0               0
     18            24,066           5,923       5,923          27,778            0           0               0
     19            25,270           5,762       5,762          27,778            0           0               0
     20            26,533           5,604       5,604          27,778            0           0               0
     25            33,864           4,866       4,866          27,778            0           0               0
     35            55,160           3,619       3,619          27,778            0           0               0

 * THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
** THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
   RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             42   - PROSPECTUS

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT FIVE AND TO THE
OWNERS OF UNITS OF INTEREST THEREIN:

We have audited the accompanying statement of assets and liabilities of the Money Market Portfolio Sub-Account, North American Government Securities Portfolio Sub-Account, Balanced Portfolio Sub-Account, Utilities Portfolio Sub-Account, Dividend Growth Portfolio Sub-Account, Value-Added Market Portfolio Sub-Account, Core-Equity Portfolio Sub-Account, American Value Portfolio Sub-Account, Global Equity Value Portfolio Sub-Account, Developing Growth Portfolio Sub-Account, Emerging Markets Portfolio Sub-Account, Diversified Income Portfolio Sub-Account and Mid-Cap Growth Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account
Five) (the Account) as of December 31, 1997, and the related statement of operations and statement of changes in net assets for the period from inception, May 20, 1997, to December 31, 1997. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Money Market Portfolio Sub-Account, North American Government Securities Portfolio Sub-Account, Balanced Portfolio Sub-Account, Utilities Portfolio Sub-Account, Dividend Growth Portfolio Sub-Account, Value-Added Market Portfolio Sub-Account, Core-Equity Portfolio Sub-Account, American Value Portfolio Sub-Account, Global Equity Value Portfolio Sub-Account, Developing Growth Portfolio Sub-Account, Emerging Markets Portfolio Sub-Account, Diversified Income Portfolio Sub-Account and Mid-Cap Growth Portfolio Sub-Account (constituting ITT Hartford Life and Annuity Insurance Company Separate Account Five) as of December 31, 1997, the results of its operations and the changes in its net assets for the period from inception, May 20, 1997, to December 31, 1997, in conformity with generally accepted accounting principles.

                                          ARTHUR ANDERSEN LLP

Hartford, Connecticut
February 16, 1998

                             43   - PROSPECTUS

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                  NORTH
                                                                AMERICAN
                                                               GOVERNMENT                                 DIVIDEND
                                               MONEY MARKET    SECURITIES     BALANCED      UTILITIES    AND GROWTH
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                               -------------   -----------   -----------   -----------   -----------
ASSETS:
Investments in Dean Witter Select Dimensions
  Investment Series:
  Money Market Portfolio
    Shares                            796,437
    Cost                            $ 796,437
    Market Value.............................    $  796,437        --            --            --            --
  North American Government Securities
   Portfolio
    Shares                                102
    Cost                            $   1,030
    Market Value.............................       --         $    1,042        --            --            --
  Balanced Portfolio
    Shares                             11,020
    Cost                            $ 163,054
    Market Value.............................       --             --        $  165,626        --            --
  Utilities Portfolio
    Shares                                422
    Cost                            $   6,260
    Market Value.............................       --             --            --        $    6,687        --
  Dividend and Growth Portfolio
    Shares                             80,887
    Cost                           $1,566,131
    Market Value.............................       --             --            --            --        $1,582,969
  Value-Added Market Portfolio
    Shares                              7,479
    Cost                            $ 128,573
    Market Value.............................       --             --            --            --            --
  Core-Equity Portfolio
    Shares                              7,299
    Cost                            $ 119,430
    Market Value.............................       --             --            --            --            --
  American Value Portfolio
    Shares                             34,623
    Cost                            $ 666,591
    Market Value.............................       --             --            --            --            --
  Global Equity Value Portfolio
    Shares                             39,257
    Cost                            $ 505,232
    Market Value.............................       --             --            --            --            --
  Developing Growth Portfolio
    Shares                             10,906
    Cost                            $ 206,994
    Market Value.............................       --             --            --            --            --
  Emerging Market Portfolio
    Shares                              3,273
    Cost                            $  37,927
    Market Value.............................       --             --            --            --            --
  Diversified Income Portfolio
    Shares                             44,216
    Cost                            $ 455,007
    Market Value.............................       --             --            --            --            --
  Mid-Cap Growth Portfolio
    Shares                             11,757
    Cost                            $ 129,561
    Market Value.............................       --             --            --            --            --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................       --             --                 1        --                 1
  Receivable from fund shares sold...........       --             --            --            --            --
                                               -------------   -----------   -----------   -----------   -----------
  Total Assets...............................       796,437         1,042       165,627         6,687     1,582,970
                                               -------------   -----------   -----------   -----------   -----------
LIABILITIES
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................       --             --            --            --            --
  Payable for fund shares purchased..........       --             --            --            --            --
                                               -------------   -----------   -----------   -----------   -----------
  Total Liabilities..........................       --             --            --            --            --
                                               -------------   -----------   -----------   -----------   -----------
  Net Assets (variable life contract
   liabilities)..............................    $  796,437    $    1,042    $  165,627    $    6,687    $1,582,970
                                               -------------   -----------   -----------   -----------   -----------
                                               -------------   -----------   -----------   -----------   -----------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
  Group Sub-Accounts:
  Units Owned by Contractholders.............       771,485           100        14,784           543       141,825
  Unit Values................................    $ 1.032342    $10.420600    $11.202964    $12.314200    $11.161390

   The accompanying notes are an integral part of these financial statements.

                             44   - PROSPECTUS

                                                                                            GLOBAL
                                               VALUE-ADDED                   AMERICAN       EQUITY       DEVELOPING
                                                 MARKET      CORE-EQUITY      VALUE          VALUE         GROWTH
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
                                               -----------   -----------   ------------   -----------   -------------
ASSETS:
Investments in Dean Witter Select Dimensions
  Investment Series:
  Money Market Portfolio
    Shares                            796,437
    Cost                            $ 796,437
    Market Value.............................      --            --            --             --            --
  North American Government Securities
   Portfolio
    Shares                                102
    Cost                            $   1,030
    Market Value.............................      --            --            --             --            --
  Balanced Portfolio
    Shares                             11,020
    Cost                            $ 163,054
    Market Value.............................      --            --            --             --            --
  Utilities Portfolio
    Shares                                422
    Cost                            $   6,260
    Market Value.............................      --            --            --             --            --
  Dividend and Growth Portfolio
    Shares                             80,887
    Cost                           $1,566,131
    Market Value.............................      --            --            --             --            --
  Value-Added Market Portfolio
    Shares                              7,479
    Cost                            $ 128,573
    Market Value.............................  $  131,338        --            --             --            --
  Core-Equity Portfolio
    Shares                              7,299
    Cost                            $ 119,430
    Market Value.............................      --        $  120,870        --             --            --
  American Value Portfolio
    Shares                             34,623
    Cost                            $ 666,591
    Market Value.............................      --            --        $   681,732        --            --
  Global Equity Value Portfolio
    Shares                             39,257
    Cost                            $ 505,232
    Market Value.............................      --            --            --         $  509,165        --
  Developing Growth Portfolio
    Shares                             10,906
    Cost                            $ 206,994
    Market Value.............................      --            --            --             --            208,967
  Emerging Market Portfolio
    Shares                              3,273
    Cost                            $  37,927
    Market Value.............................      --            --            --             --            --
  Diversified Income Portfolio
    Shares                             44,216
    Cost                            $ 455,007
    Market Value.............................      --            --            --             --            --
  Mid-Cap Growth Portfolio
    Shares                             11,757
    Cost                            $ 129,561
    Market Value.............................      --            --            --             --            --
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................      --            --            --             --            --
  Receivable from fund shares sold...........      --            --            --             --            --
                                               -----------   -----------   ------------   -----------   -------------
  Total Assets...............................     131,338       120,870        681,732       509,165        208,967
                                               -----------   -----------   ------------   -----------   -------------
LIABILITIES
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................           1        --                  1             4              1
  Payable for fund shares purchased..........      --            --            --             --            --
                                               -----------   -----------   ------------   -----------   -------------
  Total Liabilities..........................           1        --                  1             4              1
                                               -----------   -----------   ------------   -----------   -------------
  Net Assets (variable life contract
   liabilities)..............................  $  131,337    $  120,870    $   681,731    $  509,161     $  208,966
                                               -----------   -----------   ------------   -----------   -------------
                                               -----------   -----------   ------------   -----------   -------------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
  Group Sub-Accounts:
  Units Owned by Contractholders.............      11,342        10,527         53,983        50,897         17,358
  Unit Values................................  $11.579600    $11.482200    $ 12.628705    $10.003694     $12.038601


                                                 EMERGING      DIVERSIFIED     MID-CAP
                                                  MARKETS        INCOME        GROWTH
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                               -------------   -----------   -----------
ASSETS:
Investments in Dean Witter Select Dimensions
  Investment Series:
  Money Market Portfolio
    Shares                            796,437
    Cost                            $ 796,437
    Market Value.............................      --              --            --
  North American Government Securities
   Portfolio
    Shares                                102
    Cost                            $   1,030
    Market Value.............................      --              --            --
  Balanced Portfolio
    Shares                             11,020
    Cost                            $ 163,054
    Market Value.............................      --              --            --
  Utilities Portfolio
    Shares                                422
    Cost                            $   6,260
    Market Value.............................      --              --            --
  Dividend and Growth Portfolio
    Shares                             80,887
    Cost                           $1,566,131
    Market Value.............................      --              --            --
  Value-Added Market Portfolio
    Shares                              7,479
    Cost                            $ 128,573
    Market Value.............................      --              --            --
  Core-Equity Portfolio
    Shares                              7,299
    Cost                            $ 119,430
    Market Value.............................      --              --            --
  American Value Portfolio
    Shares                             34,623
    Cost                            $ 666,591
    Market Value.............................      --              --            --
  Global Equity Value Portfolio
    Shares                             39,257
    Cost                            $ 505,232
    Market Value.............................      --              --            --
  Developing Growth Portfolio
    Shares                             10,906
    Cost                            $ 206,994
    Market Value.............................      --              --            --
  Emerging Market Portfolio
    Shares                              3,273
    Cost                            $  37,927
    Market Value.............................   $   37,013         --            --
  Diversified Income Portfolio
    Shares                             44,216
    Cost                            $ 455,007
    Market Value.............................      --          $  454,987        --
  Mid-Cap Growth Portfolio
    Shares                             11,757
    Cost                            $ 129,561
    Market Value.............................      --              --        $  134,031
  Due from ITT Hartford Life and Annuity
   Insurance Company.........................      --              --            --
  Receivable from fund shares sold...........      --              --            --
                                               -------------   -----------   -----------
  Total Assets...............................       37,013        454,987       134,031
                                               -------------   -----------   -----------
LIABILITIES
  Due to ITT Hartford Life and Annuity
   Insurance Company.........................      --              --            --
  Payable for fund shares purchased..........      --              --            --
                                               -------------   -----------   -----------
  Total Liabilities..........................      --              --            --
                                               -------------   -----------   -----------
  Net Assets (variable life contract
   liabilities)..............................   $   37,013     $  454,987    $  134,031
                                               -------------   -----------   -----------
                                               -------------   -----------   -----------
DEFERRED ANNUITY CONTRACTS IN THE
  ACCUMULATION PERIOD:
  Group Sub-Accounts:
  Units Owned by Contractholders.............        3,988         42,778        11,317
  Unit Values................................   $ 9.281000     $10.635925    $11.843234

                             45   - PROSPECTUS

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM INCEPTION MAY 20, 1997, TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                  NORTH
                                                                AMERICAN
                                                               GOVERNMENT                                 DIVIDEND
                                               MONEY MARKET    SECURITIES     BALANCED      UTILITIES    AND GROWTH
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                               -------------   -----------   -----------   -----------   -----------
Investment income:
  Dividends..................................    $   12,586        $30         $  238         $ 21         $ 3,650
                                               -------------       ---       -----------     -----       -----------
  Net investment income......................        12,586         30            238           21           3,650
                                               -------------       ---       -----------     -----       -----------
Capital gains income.........................       --           --                 3            4              37
                                               -------------       ---       -----------     -----       -----------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on security
   transactions..............................       --           --                 2        --                  4
  Net unrealized appreciation (depreciation)
   of investments during the period..........       --              12          2,572          427          16,838
                                               -------------       ---       -----------     -----       -----------
    Net realized and unrealized gain (loss)
     on investments..........................       --              12          2,574          427          16,842
                                               -------------       ---       -----------     -----       -----------
    Net increase (decrease) in net assets
     resulting from operations...............    $   12,586        $42         $2,815         $452         $20,529
                                               -------------       ---       -----------     -----       -----------
                                               -------------       ---       -----------     -----       -----------

* From inception, January 21, 1997 to December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                             46   - PROSPECTUS

                                                                                         GLOBAL
                                               VALUE-ADDED                AMERICAN       EQUITY     DEVELOPING    EMERGING
                                                 MARKET     CORE-EQUITY     VALUE        VALUE        GROWTH       MARKETS
                                               PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO
                                               SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT  SUB-ACCOUNT
                                               ----------   ----------   -----------   ----------   ----------   -----------
Investment income:
  Dividends..................................    $  185       $   32       $   318       $  257       $   10        $   3
                                               ----------   ----------   -----------   ----------   ----------      -----
  Net investment income......................       185           32           318          257           10            3
                                               ----------   ----------   -----------   ----------   ----------      -----
Capital gains income.........................         2            5            22            2        --           --
                                               ----------   ----------   -----------   ----------   ----------      -----
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on security
   transactions..............................        (1)          (3)            5            5          160           (1)
  Net unrealized appreciation (depreciation)
   of investments during the period..........     2,765        1,440        15,141        3,933        1,973         (914)
                                               ----------   ----------   -----------   ----------   ----------      -----
    Net realized and unrealized gain (loss)
     on investments..........................     2,764        1,437        15,146        3,938        2,133         (915)
                                               ----------   ----------   -----------   ----------   ----------      -----
    Net increase (decrease) in net assets
     resulting from operations...............    $2,951       $1,474       $15,486       $4,197       $2,143        $(912)
                                               ----------   ----------   -----------   ----------   ----------      -----
                                               ----------   ----------   -----------   ----------   ----------      -----


                                               DIVERSIFIED   MID-CAP
                                                 INCOME       GROWTH
                                               PORTFOLIO    PORTFOLIO
                                               SUB-ACCOUNT  SUB-ACCOUNT*
                                               ----------   ----------
Investment income:
  Dividends..................................    $4,938       $   76
                                               ----------   ----------
  Net investment income......................     4,938           76
                                               ----------   ----------
Capital gains income.........................         2        --
                                               ----------   ----------
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) on security
   transactions..............................        15        --
  Net unrealized appreciation (depreciation)
   of investments during the period..........       (20)       4,470
                                               ----------   ----------
    Net realized and unrealized gain (loss)
     on investments..........................        (5)       4,470
                                               ----------   ----------
    Net increase (decrease) in net assets
     resulting from operations...............    $4,935       $4,546
                                               ----------   ----------
                                               ----------   ----------

                             47   - PROSPECTUS

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FROM INCEPTION MAY 20, 1997 TO DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                              NORTH
                                                             AMERICAN
                                                  MONEY      GOVERNMENT                         DIVIDEND
                                                 MARKET      SECURITIES BALANCED    UTILITIES  AND GROWTH
                                                PORTFOLIO    PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO
                                               SUB-ACCOUNT   SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT
                                               -----------   --------   ---------   --------   -----------
Operations:
  Net investment income......................  $   12,586     $   30    $    238     $   21    $    3,650
  Capital gains income.......................      --          --              3          4            37
  Net realized gain (loss) on security
   transactions..............................      --          --              2      --                4
  Net unrealized appreciation (depreciation)
   of investments during the period..........      --             12       2,572        427        16,838
                                               -----------   --------   ---------   --------   -----------
  Net increase (decrease) in net assets
   resulting from operations.................      12,586         42       2,815        452        20,529
                                               -----------   --------   ---------   --------   -----------
Unit transactions:
  Purchases..................................   5,462,868      1,000       1,000      1,000         1,000
  Net transfers..............................  (3,978,866)     --        162,221      5,243     1,566,768
  Surrenders.................................      (4,968)     --           (294)        (3)       (3,663)
  Loan withdrawals...........................    (691,140)     --          --         --               (2)
  Cost of insurance..........................      (4,043)     --           (115)        (5)       (1,662)
                                               -----------   --------   ---------   --------   -----------
  Net increase in net assets resulting from
   unit transactions.........................     783,851      1,000     162,812      6,235     1,562,441
                                               -----------   --------   ---------   --------   -----------
    Total increase in net assets.............     796,437      1,042     165,627      6,687     1,582,970
Net Assets:
  Beginning of period........................      --          --          --         --           --
                                               -----------   --------   ---------   --------   -----------
  End of period..............................  $  796,437     $1,042    $165,627     $6,687    $1,582,970
                                               -----------   --------   ---------   --------   -----------
                                               -----------   --------   ---------   --------   -----------

* From inception, January 21, 1997 to December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

                             48   - PROSPECTUS

                                                                                    GLOBAL
                                               VALUE-ADDED             AMERICAN     EQUITY     DEVELOPING   EMERGING    DIVERSIFIED
                                                MARKET     CORE-EQUITY   VALUE       VALUE       GROWTH      MARKETS     INCOME
                                               PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO
                                               SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT SUB-ACCOUNT  SUB-ACCOUNT SUB-ACCOUNT
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
Operations:
  Net investment income......................  $    185    $     32    $    318         257     $     10     $     3    $  4,938
  Capital gains income.......................         2           5          22           2       --           --              2
  Net realized gain (loss) on security
   transactions..............................        (1)         (3)          5           5          160          (1)         15
  Net unrealized appreciation (depreciation)
   of investments during the period..........     2,765       1,440      15,141       3,933        1,973        (914)        (20)
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
  Net increase (decrease) in net assets
   resulting from operations.................     2,951       1,474      15,486       4,197        2,143        (912)      4,935
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
Unit transactions:
  Purchases..................................     1,000       1,000       1,000       1,000        1,000       1,000       1,000
  Net transfers..............................   127,593     118,955     667,750     506,969      206,516      37,031     451,162
  Surrenders.................................      (101)       (397)     (1,813)     (2,610)        (526)        (76)     (1,494)
  Loan withdrawals...........................     --             (1)         (2)         (1)          (1)      --          --
  Cost of insurance..........................      (106)       (161)       (690)       (394)        (166)        (30)       (616)
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
  Net increase in net assets resulting from
   unit transactions.........................   128,386     119,396     666,245     504,964      206,823      37,925     450,052
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
    Total increase in net assets.............   131,337     120,870     681,731     509,161      208,966      37,013     454,987
Net Assets:
  Beginning of period........................     --          --          --          --          --           --          --
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
  End of period..............................  $131,337    $120,870    $681,731    $509,161     $208,966     $37,013    $454,987
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------
                                               ---------   ---------   ---------   ---------   ----------   ---------   ---------


                                                MID-CAP
                                                GROWTH
                                               PORTFOLIO
                                               SUB-ACCOUNT*
                                               ---------
Operations:
  Net investment income......................  $     76
  Capital gains income.......................     --
  Net realized gain (loss) on security
   transactions..............................     --
  Net unrealized appreciation (depreciation)
   of investments during the period..........     4,470
                                               ---------
  Net increase (decrease) in net assets
   resulting from operations.................     4,546
                                               ---------
Unit transactions:
  Purchases..................................     1,000
  Net transfers..............................   128,658
  Surrenders.................................      (123)
  Loan withdrawals...........................     --
  Cost of insurance..........................       (50)
                                               ---------
  Net increase in net assets resulting from
   unit transactions.........................   129,485
                                               ---------
    Total increase in net assets.............   134,031
Net Assets:
  Beginning of period........................     --
                                               ---------
  End of period..............................  $134,031
                                               ---------
                                               ---------

                             49   - PROSPECTUS

SEPARATE ACCOUNT FIVE
ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------

1.  ORGANIZATION:

Separate Account Five (the Account) is a separate investment account within ITT Hartford Life and Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. The Account consists of forty-one sub-accounts. These financial statements include thirteen sub-accounts which invest solely in Dean Witter Select Dimensions Portfolios (the Funds). The twelve sub-accounts which invest in Hartford Mutual Funds and the sixteen sub-accounts which invest in Putnam VT Mutual Funds are presented in separate financial statements. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in the Funds as directed by the contractholders.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

    a) Security Transactions -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Cost of investments sold is determined on the basis of identified cost. Dividend and capital gains income are accrued as of the ex-dividend date. Capital gains income represents dividends from the Funds which are characterized as capital gains under tax regulations.

    b) Security Valuation -- The investment in shares of the Dean Witter Select Dimensions Investment Series Mutual Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1997.

    c) Federal Income Taxes -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

    d) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  ADMINISTRATION OF THE ACCOUNT
   AND RELATED CHARGES:

In accordance with the terms of the contracts, the Company makes deductions for mortality and expense undertakings, cost of insurance, administrative fees, and state premium taxes. These charges are deducted through termination of units of interest from applicable contract owners' accounts.

                             50   - PROSPECTUS

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of ITT Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of ITT Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1997 and 1996, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 1 of notes to statutory financial statements. When statutory financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on them state whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained and quantified in Note 1.

In our opinion, because the differences in accounting practices as described in
Note 1 are material, the statutory financial statements referred to above do not present fairly, in accordance with generally accepted accounting principles, the financial position of the Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of three years in the period ended December 31, 1997.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1997 and 1996, and the results of operations and its cash flows for each of the three years in the period ended December 31, 1997 in conformity with statutory accounting practices as described in Note 1.

                                          ARTHUR ANDERSEN LLP

Hartford, Connecticut
January 27, 1998

                             51   - PROSPECTUS

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATUTORY STATEMENTS OF INCOME

--------------------------------------------------------------------------------

                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                       1997        1996        1995
                                                    ----------  ----------  ----------
                                                                  ($000)
Revenues
  Premiums and annuity considerations.............  $  296,645  $  250,244  $  165,792
  Annuity and other fund deposits.................   1,981,246   1,897,347   1,087,661
  Net investment income...........................     102,285      98,441      78,787
  Commissions and expense allowances on
   reinsurance ceded..............................     396,921     370,637     183,380
  Reserve adjustment on reinsurance ceded.........   3,672,076   3,864,395   1,879,785
  Other revenues..................................     288,632     161,906     140,796
                                                    ----------  ----------  ----------
    Total Revenues................................   6,737,805   6,642,970   3,536,201
                                                    ----------  ----------  ----------
Benefits and Expenses
  Death and annuity benefits......................      66,013      60,111      53,029
  Surrenders and other benefit payments...........     461,733     276,720     221,392
  Commissions and other expenses..................     564,240     491,720     236,202
  Increase in aggregate reserves for future
   benefits.......................................      33,213      27,351      94,253
  Increase in liability for premium and other
   deposit funds..................................     640,006     207,156     460,124
  Net transfers to Separate Accounts..............   4,914,980   5,492,964   2,414,669
                                                    ----------  ----------  ----------
    Total Benefits and Expenses...................   6,680,185   6,556,022   3,479,669
                                                    ----------  ----------  ----------
Net Gain from Operations Before Federal Income
 Taxes............................................      57,620      86,948      56,532
  Federal income tax (benefit) expense............     (14,878)     19,360      14,048
                                                    ----------  ----------  ----------
Net Gain from Operations..........................      72,498      67,588      42,484
  Net realized capital gains, after tax...........       1,544         407         374
                                                    ----------  ----------  ----------
Net Income........................................  $   74,042  $   67,995  $   42,858
                                                    ----------  ----------  ----------
                                                    ----------  ----------  ----------

    The accompanying notes are an integral part of these statutory financial statements.

                             52   - PROSPECTUS

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATUTORY BALANCE SHEETS
--------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
                                                    ------------------------
                                                       1997         1996
                                                    -----------  -----------
                                                             ($000)
Assets
  Bonds...........................................  $ 1,501,311  $ 1,268,480
  Common stocks...................................       64,408       44,996
  Mortgage loans..................................       85,103            0
  Policy loans....................................       36,533       28,853
  Cash and short-term investments.................      309,432      176,830
  Other invested assets...........................       20,942        2,858
                                                    -----------  -----------
    Total cash and invested assets................    2,017,729    1,522,017
                                                    -----------  -----------
  Investment income due and accrued...............       15,878       14,555
  Premium balances receivable.....................          389          373
  Receivables from affiliates.....................        1,269          257
  Other assets....................................       22,788       19,099
  Separate Account assets.........................   23,208,728   14,619,324
                                                    -----------  -----------
    Total Assets..................................  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------
Liabilities
  Aggregate reserves for future benefits..........  $   605,183  $   571,970
  Policy and contract claims......................        5,672        6,806
  Liability for premium and other deposit funds...    1,795,149    1,155,143
  Asset valuation reserve.........................       13,670        7,442
  Payable to affiliates...........................       20,972       10,022
  Other liabilities...............................     (754,393)    (498,195)
  Separate Account liabilities....................   23,208,728   14,619,324
                                                    -----------  -----------
    Total liabilities.............................   24,894,981   15,872,512
                                                    -----------  -----------
Capital and Surplus
  Common stock....................................        2,500        2,500
  Gross paid-in and contributed surplus...........      226,043      226,043
  Unassigned funds................................      143,257       74,570
                                                    -----------  -----------
    Total capital and surplus.....................      371,800      303,113
                                                    -----------  -----------
  Total liabilities, capital and surplus..........  $25,266,781  $16,175,625
                                                    -----------  -----------
                                                    -----------  -----------

    The accompanying notes are an integral part of these statutory financial statements.

                             53   - PROSPECTUS

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
--------------------------------------------------------------------------------

                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1997        1996        1995
                                                    ---------   ---------   ---------
                                                                 ($000)

Capital and surplus -- beginning of year            $ 303,113   $ 238,334   $  91,285
                                                    ---------   ---------   ---------
  Net income......................................     74,042      67,995      42,858
  Change in net unrealized capital gains (losses)
   on common stocks and other invested assets.....      2,186      (5,171)      1,709
  Change in asset valuation reserve...............     (6,228)        568      (5,588)
  Change in non-admitted assets...................     (1,313)      1,387      (1,944)
  Aggregate write-ins for surplus (See Note 3)....          0           0       8,080
  Dividends to shareholder........................          0           0     (10,000)
  Paid-in surplus.................................          0           0     111,934
                                                    ---------   ---------   ---------
  Change in capital and surplus...................     68,687      64,779     147,049
                                                    ---------   ---------   ---------
  Capital and surplus -- end of year..............  $ 371,800   $ 303,113   $ 238,334
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

    The accompanying notes are an integral part of these statutory financial statements.

                             54   - PROSPECTUS

ITT HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATUTORY STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------
                                                       1997          1996          1995
                                                    -----------   -----------   -----------
                                                                    ($000)
Operations
  Premiums, annuity considerations and fund
   deposits.......................................  $ 2,277,874   $ 2,147,627   $ 1,253,511
  Investment income...............................      101,991       106,178        78,328
  Other income....................................    4,381,718     4,396,892     2,253,466
                                                    -----------   -----------   -----------
    Total income..................................    6,761,583     6,650,697     3,585,305
                                                    -----------   -----------   -----------
  Benefits Paid...................................      529,733       338,998       277,965
  Federal income taxes (received) paid on
   operations.....................................      (14,499)       28,857       208,423
  Other expenses..................................    5,754,725     6,254,139     2,664,385
                                                    -----------   -----------   -----------
  Total benefits and expenses.....................    6,269,959     6,621,994     3,150,773
                                                    -----------   -----------   -----------
  Net cash from operations........................      491,624        28,703       434,532
                                                    -----------   -----------   -----------
Proceeds from Investments
  Bonds...........................................      614,413       871,019       287,941
  Common stocks...................................       11,481        72,100            52
  Other...........................................          152            10            28
                                                    -----------   -----------   -----------
    Net investment proceeds.......................      626,046       943,129       288,021
                                                    -----------   -----------   -----------
Taxes Paid on Capital Gains.......................            0           936           226
Paid-In Surplus...................................            0             0       111,934
  Other Cash Provided.............................            0        41,998        28,199
                                                    -----------   -----------   -----------
    Total Proceeds................................    1,117,670     1,012,894       862,460
                                                    -----------   -----------   -----------
Cost of Investments Acquired
  Bonds...........................................      848,267       914,523       720,521
  Common stocks...................................       28,302        82,495        35,794
  Mortgage loans..................................       85,103             0             0
  Miscellaneous applications......................       18,548           130         2,146
                                                    -----------   -----------   -----------
    Total Investments Acquired....................      980,220       997,148       758,461
                                                    -----------   -----------   -----------
Other Cash Applied
  Dividends paid to stockholders..................            0             0        10,000
  Other...........................................        4,848        12,220         5,007
                                                    -----------   -----------   -----------
    Total other cash applied......................        4,848        12,220        15,007
                                                    -----------   -----------   -----------
      Total applications..........................      985,068     1,009,368       773,468
                                                    -----------   -----------   -----------
Net Change in Cash and Short-Term Investments.....      132,602         3,526        88,992
  Cash and Short-Term Investments, Beginning of
   Year...........................................      176,830       173,304        84,312
                                                    -----------   -----------   -----------
  Cash and Short-Term Investments, End of Year....  $   309,432   $   176,830   $   173,304
                                                    -----------   -----------   -----------
                                                    -----------   -----------   -----------

    The accompanying notes are an integral part of these statutory financial statements.

                             55   - PROSPECTUS

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1997
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  ORGANIZATION

ITT Hartford Life and Annuity Insurance Company ("ILA" or "the Company"), formerly known as ITT Life Insurance Corporation, is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"), which is majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"), formerly a wholly owned subsidiary of ITT Corporation ("ITT"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing 18.6% of the equity ownership of HLI. On December 19, 1995, ITT Corporation distributed all the outstanding shares of The Hartford to ITT shareholders of record in an action known herein as the "Distribution". As a result of the Distribution, The Hartford became an independent, publicly traded company. During 1996, ILA re-domesticated from the State of Wisconsin to the State of Connecticut.

ILA offers a complete line of ordinary and universal life insurance, individual annuities and certain supplemental accident and health benefit coverages.

  BASIS OF PRESENTATION

The accompanying ILA statutory financial statements were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The most significant estimates are for determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, premium taxes, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life of the policy;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally, are only recorded for policy charges for the cost of insurance, policy administration and surrender charges assessed to policy account balances. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders and the retrospective deposit method is used in accounting for universal life and other types of contracts where the payment pattern is irregular or surrender charges are a significant source of profit. The prospective deposit method is used for GAAP purposes where investment margins are the primary source of profit;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used for GAAP financial reporting;

(4) providing for income taxes based on current taxable income (tax return) only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes;

(5) excluding certain GAAP assets designated as non-admitted assets (e.g., past due agents' balances and furniture and equipment) from the balance sheet for statutory purposes by directly charging surplus;

(6) establishing accruals for post-retirement and post-employment health care benefits on an option basis, using a twenty year phase-in approach, whereas GAAP liabilities are recorded upon adoption of the applicable standard;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve); as well as the deferral and amortization of realized gains and losses, motivated by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve); whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded, where risk transfer has taken place; whereas on a

                             56   - PROSPECTUS

    GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost, whereas GAAP requires that fixed maturities be classified as "held-to-maturity", "available-for-sale" or "trading", based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as "available-for-sale" and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a component of Stockholder's Equity designated as "Net unrealized capital gains (losses) on securities net of tax". For statutory reporting purposes, Change in Net Unrealized Capital Gains (Losses) on Common Stocks and Other Invested Assets includes the change in unrealized gains (losses) on common stock reported at fair value; and

(10) separate account liabilities are valued on the Commissioner's Annuity Reserve Valuation Method ("CARVM"), with the surplus generated recorded as a liability to the general account (and a contra liability on the balance sheet of the general account), whereas GAAP liabilities are valued at account value.

As of and for the years ended December 31, 1997, 1996 and 1995, the significant differences between statutory and GAAP basis net income and capital and surplus for the Company are summarized as follows:

                                    1997          1996         1995
                                ------------   ----------   ----------
GAAP Net Income...............  $     58,050   $   41,202   $   38,821
Amortization and
 deferral of policy
 acquisition costs............      (345,658)    (341,572)    (174,341)
Change in unearned revenue
 reserve......................         4,641       55,504       32,300
Deferred taxes................        47,113        2,090        2,801
Separate accounts.............       282,818      306,978      146,635
Other, net....................        27,078        3,793       (3,358)
                                ------------   ----------   ----------
Statutory Net Income..........  $     74,042   $   67,995   $   42,858
                                ------------   ----------   ----------
                                ------------   ----------   ----------
GAAP Capital and
 Surplus......................  $    570,469   $  503,887   $  455,541
Deferred policy acquisition
 costs........................    (1,283,771)    (938,114)    (596,542)
Unearned revenue reserve......       134,789      130,148       74,644
Deferred taxes................        64,522       12,823        1,493
Separate accounts.............       923,040      640,101      333,123
Asset valuation reserve.......       (13,670)      (7,442)      (8,010)
Unrealized gains (losses) on
 bonds........................        13,943        5,112       (1,696)
Adjustment relating to Lyndon
 contribution (see Note 3)....       (41,277)     (41,277)     (41,277)
Other, net....................         3,755       (2,125)      21,058
                                ------------   ----------   ----------
Statutory Capital and
 Surplus......................  $    371,800   $  303,113   $  238,334
                                ------------   ----------   ----------
                                ------------   ----------   ----------

  AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from 2.5% to 8.75% and using CARVM. Accident and health reserves are established using a two year preliminary term method and morbidity tables based on Company experience.

ILA has established separate accounts to segregate the assets and liabilities of certain annuity contracts that must be segregated from the Company's general assets under the terms of the contracts. The assets consist primarily of marketable securities reported at market value. Premiums, benefits and expenses of these contracts are reported in the Statutory Statements of Income.

  INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds which are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a permanent reduction in the value of publicly traded securities occurs, the decrease is reported as a realized loss and the carrying value is adjusted accordingly. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Other invested assets are generally recorded at fair value.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The reserve increased by $6,228 in 1997, decreased by $568 in 1996 and increased by $5,588 in 1995. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the remaining life of the mortgage loan or bond sold. Realized capital gains and losses, net of taxes not included in IMR are reported in the Statutory Statements of Income. Realized investment gains and losses are determined on a specific identification basis. The amount of net capital losses reclassified from the IMR was $719 in 1997 and the amount of net capital gains reclassified was $1,413 and $39 in 1996 and 1995, respectively. The amount of income amortized was $85, $392 and $256 in 1997, 1996 and 1995, respectively.

  OTHER LIABILITIES

The amount reflected in other liabilities includes a receivable from the separate accounts of $923 million and $640 million as of December 31, 1997 and 1996, respectively. The balances are classified in accordance with NAIC accounting practices.

                             57   - PROSPECTUS

  MORTGAGE LOANS
Mortgage loans, carried at cost, which approximates fair value, include investments in assets backed by mortgage loan pools.
2. INVESTMENTS:
  (A) COMPONENTS OF NET INVESTMENT INCOME

                                  1997     1996      1995
                                --------  -------  --------
Interest income from bonds and
 short-term investments.......  $100,475  $89,940  $ 76,100
Interest income from policy
 loans........................     1,958    1,846     1,504
Interest and dividends from
 other investments............     1,005    7,864     2,288
                                --------  -------  --------
Gross investment income.......   103,438   99,650    79,892
Less: investment expenses.....     1,153    1,209     1,105
                                --------  -------  --------
Net investment income.........  $102,285  $98,441  $ 78,787
                                --------  -------  --------
                                --------  -------  --------

  (B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                      1997     1996      1995
                                    --------  -------  --------
Gross unrealized capital gains at
 end of year......................  $    537  $   713  $  1,724
Gross unrealized capital losses at
 end of year......................    (1,820)  (4,160)        0
                                    --------  -------  --------
Net unrealized capital (losses)
 gains............................    (1,283)  (3,447)    1,724
Balance at beginning of year......    (3,447)   1,724        15
                                    --------  -------  --------
Change in net unrealized capital
 gains (losses) on common stocks..  $  2,164  $(5,171) $  1,709
                                    --------  -------  --------
                                    --------  -------  --------

  (C) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                      1997      1996       1995
                                     -------  --------   --------
Gross unrealized capital gains at
 end of year.......................  $23,357  $ 11,821   $ 22,251
Gross unrealized capital losses at
 end of year.......................   (1,906)   (3,842)    (1,374)
                                     -------  --------   --------
Net unrealized capital gains.......   21,451     7,979     20,877
Balance at beginning of year.......    7,979    20,877     33,732
                                     -------  --------   --------
Change in net unrealized capital
 gains (losses) on bonds and short-
 term investments..................  $13,472  $(12,898)  $ 54,609
                                     -------  --------   --------
                                     -------  --------   --------

  (D) COMPONENTS OF NET REALIZED CAPITAL GAINS

                                          1997      1996     1995
                                         -------   -------  ------
Bonds and short-term investments.......  $  (120)  $ 2,756  $   56
Common stocks..........................        0         0      52
Real estate and other..................      114         0       0
                                         -------   -------  ------
Realized capital (losses) gains........       (6)    2,756     208
Capital gains (benefit) tax............     (831)      936    (205)
                                         -------   -------  ------
Net realized capital gains, after
 tax...................................      825     1,820     413
Less: IMR capital (losses) gains.......     (719)    1,413      39
                                         -------   -------  ------
Net realized capital gains.............  $ 1,544   $   407  $  374
                                         -------   -------  ------
                                         -------   -------  ------

  (E) OFF-BALANCE SHEET INVESTMENTS

The Company had no significant financial instruments with off-balance sheet risk as of December 31, 1997 and 1996.

  (F) CONCENTRATION OF CREDIT RISK

Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                             58   - PROSPECTUS

  (G) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    11,114     $    55      $   (51)   $    11,118
  Guaranteed and sponsored -- asset-backed...       55,506       1,056         (269)        56,293
States, municipalities and political
 subdivisions................................       26,404         329            0         26,733
International governments....................        7,609         500            0          8,109
Public utilities.............................       73,024         754         (132)        73,646
All other corporate..........................      517,715      14,110         (704)       531,121
All other corporate -- asset-backed..........      630,069       5,005         (739)       634,335
Short-term investments.......................      277,330          33           (8)       277,355
Certificates of deposit......................       93,770       1,515           (3)        95,282
Parents, subsidiaries and affiliates.........       86,100           0            0         86,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,778,641     $23,357      $(1,906)   $ 1,800,092
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    30,307     $   537      $     0    $    30,844
Common stock -- affiliated...................       35,384           0       (1,820)        33,564
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    65,691     $   537      $(1,820)   $    64,408
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
U.S. government and government agencies and
 authorities:
  Guaranteed and sponsored...................  $    58,761     $     6      $  (195)   $    58,572
  Guaranteed and sponsored -- asset-backed...       78,237       1,477         (609)        79,105
States, municipalities and political
 subdivisions................................       25,958         163           (2)        26,119
International governments....................        7,447         205            0          7,652
Public utilities.............................       70,116         396         (424)        70,088
All other corporate..........................      410,530       6,357       (1,355)       415,532
All other corporate -- asset-backed..........      485,953       2,654       (1,081)       487,526
Short-term investments.......................      148,094           0          (66)       148,028
Certificates of deposit......................       83,378         563         (110)        83,831
Parents, subsidiaries and affiliates.........       48,100           0            0         48,100
                                               -----------   ----------   ----------   -----------
Total bonds and short-term investments.......  $ 1,416,574     $11,821      $(3,842)   $ 1,424,553
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

                                                               GROSS        GROSS
                                                             UNREALIZED   UNREALIZED      FAIR
1997                                              COST         GAINS        LOSSES        VALUE
---------------------------------------------  -----------   ----------   ----------   -----------
Common stock -- unaffiliated.................  $    13,064     $   713      $     0    $    13,777
Common stock -- affiliated...................       35,379           0       (4,160)        31,219
                                               -----------   ----------   ----------   -----------
Total common stocks..........................  $    48,443     $   713      $(4,160)   $    44,996
                                               -----------   ----------   ----------   -----------
                                               -----------   ----------   ----------   -----------

The amortized cost and estimated fair value of bonds and short-term investments at December 31, 1997 by management's anticipated maturity are shown below. Asset-backed securities are distributed to maturity year based on ILA's estimate of the rate of future prepayments of principal over the remaining life of the

                             59   - PROSPECTUS
securities. Expected maturities differ from contractual maturities reflecting borrowers' rights to call or prepay their obligations.

                                               AMORTIZED    ESTIMATED
MATURITY                                          COST     FAIR VALUE
---------------------------------------------  ----------  -----------
Due in one year or less......................  $  424,518  $   696,203
Due after one year through five years........     586,980      708,365
Due after five years through ten years.......     451,963      295,896
Due after ten years..........................     315,180       99,628
                                               ----------  -----------
  Total......................................  $1,778,641  $ 1,800,092
                                               ----------  -----------
                                               ----------  -----------

Proceeds from sales of investments in bonds and short-term investments during 1997, 1996 and 1995 were $367,626, $668,078 and $313,961, respectively, resulting in gross realized gains of $964, $3,675 and $1,419, respectively, and gross realized losses of $1,084, $919 and $1,263, respectively, before transfers to IMR. The Company had realized gains of $52 during 1995 from a capital gain distribution.

  (H) FAIR VALUE OF FINANCIAL INSTRUMENTS

BALANCE SHEET ITEMS (IN MILLIONS):

                                                      1997                 1996
                                               ------------------   ------------------
                                               CARRYING    FAIR     CARRYING    FAIR
                                                AMOUNT     VALUE     AMOUNT     VALUE
                                               --------   -------   --------   -------
ASSETS
  Bonds and short-term investments...........   $1,778    $ 1,800    $1,417    $ 1,425
  Common stocks..............................       64         64        45         45
  Policy loans...............................       37         37        29         29
  Mortgage loans.............................       85         85         0          0
  Other invested assets......................       21         21         3          3
LIABILITIES
  Liabilities on investment contracts........   $1,911    $ 1,835    $1,245    $ 1,191

The carrying amounts for policy loans approximates fair value. The fair value of liabilities on investment contracts are determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

3. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates within The Hartford relate principally to tax settlements, reinsurance, service fees, capital contributions and payments of dividends. The Company has also invested in bonds of its subsidiaries, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, ITT Hartford Life, LTD.

On June 30, 1995, the assets of Lyndon Insurance Company were contributed to ILA. As a result, ILA received approximately $365 million in bonds and short-term investments, common stocks and cash, $28 million in policy reserves, $187 million of current tax liability, $26 million in IMR, $8 million in AVR (offset by an aggregate write-in to surplus), and $4 million of other liabilities. The assets in excess of liabilities of $112 million were recorded as an increase to paid-in surplus.

For additional information, see Note 5.

4. FEDERAL INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were to file separate Federal, state and local income tax returns.

As long as The Hartford continues to beneficially own, directly or indirectly, at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the consolidated group of which The Hartford is the common parent. It is the current intention of The Hartford and its subsidiaries to continue to file a single consolidated Federal income tax return. The Company will continue to remit (receive from) The Hartford a current income tax provision (benefit) computed in accordance with such tax sharing agreement. Federal income taxes (received) paid by the Company were $(14,499), $29,792 and $215,921 in 1997, 1996 and 1995, respectively. The effective tax rate was (26)%, 22% and 25% in 1997, 1996 and 1995, respectively. The following schedule provides a reconciliation of the tax provision at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions).

                                               1997    1996    1995
                                               -----   -----   -----
Tax provision at U.S. Federal statutory
 rate........................................  $ 20    $ 30    $ 20
Tax deferred acquisition costs...............    25      27       8
Statutory to tax reserve differences.........     1       0       3
Unrealized gain on separate accounts.........   (44)    (21)    (13)
Investments and other........................   (17)    (17)     (4)
                                               -----   -----   -----
Federal income tax (benefit) expense.........  $(15)   $ 19    $ 14
                                               -----   -----   -----
                                               -----   -----   -----

5. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid, without prior approval, by State of Connecticut insurance companies to shareholders is subject to restrictions relating to statutory surplus. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1997 or 1996. ILA paid dividends of $10 million to its parent, HLIC, in 1995. As a result of the Distribution by ITT, the assets of ITT Lyndon Insurance Company (Lyndon) were contributed to ILA in June 1995. Substantially all the business was removed from Lyndon prior to the contribution. The amount of assets which exceeded liabilities at the contribution date ($112 million) was included in paid-in surplus.

                             60   - PROSPECTUS

6. PENSION PLANS AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:
The Company's employees are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Company's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974 and the maximum amount that can be deducted for Federal income tax purposes. Generally, pension costs are funded through the purchase of HLIC's group pension contracts. Pension expense was $265, $358, and $1,034 in 1997, 1996 and 1995, respectively. Liabilities for the plan are held by The Hartford.

The Company also participates in The Hartford's Investment and Savings Plan, which includes a deferred compensation option under IRC section 401(k) and an ESOP allocation under IRC section 404(k). The liabilities for these plans are included in the financial statements of The Hartford. The cost to ILA was not material in 1997, 1996 and 1995.

The Company's employees are included in The Hartford's contributory defined health care and life insurance benefit plans. These plans provide health care and life insurance benefits for retired employees. Substantially all employees may become eligible for those benefits if they reach normal or early retirement age while still working for the Company. The Company has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Amounts allocated by The Hartford for post-retirement health care and life insurance benefits expense (not including provisions for accrual of post-retirement benefit obligations) are immaterial. The assumed rate of future increases in the per capita cost of health care (the health care trend rate) was 8.5% for 1997, decreasing ratably to 6% in the year 2001. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated post-retirement benefit obligation and the annual expense. The cost to ILA was not material in 1997, 1996 and 1995.

Post-employment benefits are primarily comprised of obligations to provide medical and life insurance to employees on long-term disability. Post-employment benefit expense was not material in 1997, 1996 and 1995.

7. REINSURANCE:

The Company cedes insurance to non-affiliated insurers in order to limit its maximum loss. Such transfer does not relieve ILA of its primary liability. ILA also assumes insurance from other insurers.

Life insurance net retained premiums were comprised of the following:

                                    1997      1996      1995
                                  --------  --------  --------
Direct premiums.................  $266,427  $226,612  $159,918
Premiums assumed................    51,630    33,817    13,299
Premiums ceded..................   (21,412)  (10,185)   (7,425)
                                  --------  --------  --------
Premiums and annuity
 considerations.................  $296,645  $250,244  $165,792
                                  --------  --------  --------
                                  --------  --------  --------

The Company cedes to RGA Reinsurance Company, on a modified coinsurance basis, 80% of the variable annuity business written since 1994.

8. SEPARATE ACCOUNTS:

The Company maintains separate account assets and liabilities totaling $23.2 billion and $14.6 billion at December 31, 1997 and 1996, respectively. Separate account assets are reported at fair value and separate account liabilities are determined in accordance with CARVM, which approximates the market value less applicable surrender charges. Separate account assets are segregated from other investments, the policyholder assumes the investment risk, and the investment income and gains and losses accrue directly to the policyholder. Separate account management fees, net of minimum guarantees, were $252 million, $144 million and $72 million in 1997, 1996 and 1995, respectively, and are recorded as a component of other revenues on the Statutory Statements of Income.

9. COMMITMENTS AND CONTINGENCIES:

As of December 31, 1997 and 1996, the Company had no material contingent liabilities, nor had the Company committed any surplus funds for any contingent liabilities or arrangements. The Company is involved in various legal actions which have arisen in the normal course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits as well as other contingencies is not considered to be material in relation to the results of operations and financial position of the Company.

Under insurance guaranty laws in most states, insurers doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The amount of any future assessments on ILA under these laws cannot be reasonably estimated. Most of the laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. Additionally, guaranty fund assessments are used to reduce state premium taxes paid by the Company in certain states. ILA paid guaranty fund assessments of $1,544, $1,262 and $1,684 in 1997, 1996 and 1995,
respectively. ILA incurred guaranteed fund expense of $548 in 1997 and 1996 and $0 in 1995.

                             61   - PROSPECTUS